Exhibit 1.1

BENDING SPOONS S.P.A.

[●] ordinary shares

______

Underwriting Agreement

[•], 2026

Goldman Sachs International

J.P. Morgan Securities LLC
Allen & Company LLC

As Representatives
of the several Underwriters
listed in Schedule 1 hereto

c/o Goldman Sachs International

Plumtree Court, 25 Shoe Lane

London EC4A 4AU

United Kingdom

c/o J.P. Morgan Securities LLC

270 Park Avenue

New York, New York 10017

U.S.A.

c/o Allen & Company LLC

711 Fifth Avenue

New York, New York 10022

U.S.A.

Ladies and Gentlemen:

Bending Spoons S.p.A., a joint stock company (società per azioni) incorporated under the laws of the Republic of Italy (the “Company”), proposes to issue and sell to the several underwriters listed in Schedule 1 hereto (the “Underwriters”), for whom Goldman Sachs International, J.P. Morgan Securities LLC and Allen & Company LLC, are acting as representatives (the “Representatives”), an aggregate of [●] ordinary shares of the Company, and certain shareholders of the Company named in Schedule 2 hereto (the “Selling Shareholders”) propose to sell to the several Underwriters an aggregate of [●] ordinary shares of the Company (collectively, the “Underwritten Shares”). In addition, the Company proposes to issue and sell, at the option of the Underwriters, up to an additional [●] ordinary shares of the Company, and the Selling Shareholders propose to sell, at the option of the Underwriters, up to an additional [●] shares of ordinary shares of the Company (collectively, the “Option Shares”). The Underwritten Shares and the Option Shares are herein referred to as the “Shares”. The ordinary shares of the Company to be outstanding after giving effect to the sale of the Shares are referred to herein as the “Stock”.

The Company hereby confirms the engagement of J.P. Morgan Securities LLC as a “qualified independent underwriter” within the meaning of Rule 5121 (“Rule 5121”) of the Financial Industry Regulatory Authority, Inc. (“FINRA”) (J.P. Morgan Securities LLC acting in such capacity, the “QIU”).  The QIU agrees with the Company to (i) undertake the legal responsibilities and liabilities of an underwriter under the Securities Act (as defined below), specifically including those inherent in Section 11 of the Securities Act, and (ii) participate in the preparation of the Registration Statement (as defined below) and the Prospectus (as defined below) and exercise the usual standards of “due diligence” in respect thereto.  No compensation will be paid to the QIU for its services as a qualified independent underwriter.

The Company and the Selling Shareholders hereby confirm their agreement with the several Underwriters concerning the purchase and sale of the Shares, as follows:

1.             Registration Statement. The Company has prepared and filed with the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Securities Act”), a registration statement (File No. 333-[•]), including a prospectus, relating to the Shares. Such registration statement, as amended at the time it became effective, including the information, if any, deemed pursuant to Rule 430A, 430B or 430C under the Securities Act to be part of the registration statement at the time of its effectiveness (“Rule 430 Information”), is referred to herein as the “Registration Statement”; and as used herein, the term “Preliminary Prospectus” means each prospectus included in such registration statement (and any amendments thereto) before effectiveness, any prospectus filed with the Commission pursuant to Rule 424(a) under the Securities Act and the prospectus included in the Registration Statement at the time of its effectiveness that omits Rule 430 Information, and the term “Prospectus” means the prospectus in the form first used (or made available upon request of purchasers pursuant to Rule 173 under the Securities Act) in connection with confirmation of sales of the Shares. If the Company has filed an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Registration Statement and the Prospectus.

At or prior to the Applicable Time (as defined below), the Company had prepared the following information (collectively with the pricing information set forth on Annex A, the “Pricing Disclosure Package”): a Preliminary Prospectus dated [●], 2026 and each “free-writing prospectus” (as defined pursuant to Rule 405 under the Securities Act) listed on Annex A hereto.

“Applicable Time” means [●] P.M., New York City time, on [●], 2026.

2.             Purchase of the Shares. (a) The Company agrees to issue and sell, and each of the Selling Shareholders agrees, severally and not jointly, to sell, the Underwritten Shares, in each case, to the several Underwriters as provided in this underwriting agreement (this “Agreement”), and each Underwriter, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase at a price per share of $[•] (the “Purchase Price”) from the Company the respective number of Underwritten Shares set forth opposite such Underwriter’s name in Schedule 1 hereto and from each of the Selling Shareholders the number of Underwritten Shares (to be adjusted by the Representatives so as to eliminate fractional shares) determined by multiplying the aggregate number of Underwritten Shares to be sold by each of the Selling Shareholders as set forth opposite their respective names in Schedule 2 hereto by a fraction, the numerator of which is the aggregate number of Underwritten Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule 1 hereto and the denominator of which is the aggregate number of Underwritten Shares to be purchased by all the Underwriters from all of the Selling Shareholders hereunder.

In addition, the Company agrees to issue and sell, and each of the Selling Shareholders (other than any Selling Shareholder who is selling all of such Selling Shareholder’s Shares as Underwritten Shares and therefore has no Option Shares, as reflected in Schedule 2 hereto) agrees, severally and not jointly, as and to the extent indicated in Schedule 2 hereto, to sell, the Option Shares to the several Underwriters as provided in this Agreement. For the avoidance of doubt, any Option Shares that would otherwise have been allocated to be sold by a Selling Shareholder who is selling all of such Selling Shareholder’s Shares as Underwritten Shares shall instead be allocated to be sold by the Company, as reflected in Schedule 2 hereto. The Underwriters, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, shall have the option to purchase, severally and not jointly, from each of the Company and each Selling Shareholder contributing Option Shares, the Option Shares at the Purchase Price less an amount per share equal to any dividends or distributions declared by the Company and payable on the Underwritten Shares but not payable on the Option Shares. If any Option Shares are to be purchased, the number of Option Shares to be purchased by each Underwriter shall be the number of Option Shares which bears the same ratio to the aggregate number of Option Shares being purchased as the number of Underwritten Shares set forth opposite the name of such Underwriter in Schedule 1 hereto (or such number increased as set forth in Section 12 hereof) bears to the aggregate number of Underwritten Shares being purchased from the Company and the Selling Shareholders by the several Underwriters, subject, however, to such adjustments to eliminate any fractional Shares as the Representatives in their sole discretion shall make. Any such election to purchase Option Shares shall be made in proportion to the maximum number of Option Shares to be sold by the Company and by each Selling Shareholder contributing Option Shares as set forth in Schedule 2 hereto.

The Underwriters may exercise the option to purchase Option Shares at any time in whole, or from time to time in part, on or before the thirtieth day following the date of the Prospectus, by written notice from the Representatives to the Company and the Selling Shareholders. Such notice shall set forth the aggregate number of Option Shares as to which the option is being exercised and the date and time when the Option Shares are to be delivered and paid for, which may be the same date and time as the Closing Date (as hereinafter defined) but shall not be earlier than the Closing Date nor later than the tenth full business day (as hereinafter defined) after the date of such notice (unless such time and date are postponed in accordance with the provisions of Section 12 hereof). Any such notice shall be given at least two business days prior to the date and time of delivery specified therein.

(b)           The Company and the Selling Shareholders understand that the Underwriters intend to make a public offering of the Shares, and initially to offer the Shares on the terms set forth in the Pricing Disclosure Package. The Company and the Selling Shareholders acknowledge and agree that the Underwriters may offer and sell Shares to or through any affiliate of an Underwriter. The Company and the Selling Shareholders understand that certain of the Underwriters are expected to make offers and sales both inside and outside the U.S. through their respective selling agents, and that any offers or sales in the U.S. will be conducted by broker-dealers registered with the SEC. The Company and the Selling Shareholders hereby agree and understand that (i) Goldman Sachs International is not a broker-dealer registered with the SEC; therefore, to the extent that it intends to effect any sales of any ordinary shares in the United States, it will do so through its SEC-registered broker-dealer affiliate in the United States, Goldman Sachs & Co. LLC, in compliance with applicable U.S. laws and regulations and as permitted by FINRA regulations, (ii) Bernstein Institutional Services LLC is serving as selling agent on behalf of SG Americas Securities, LLC in this offering, (iii) Intesa Sanpaolo S.p.A. is not a broker-dealer registered with the SEC; therefore, to the extent that it intends to effect any sales of any ordinary shares in the United States, it will do so through its SEC-registered broker-dealer affiliate in the United States, Intesa Sanpaolo IMI Securities Corp., in compliance with applicable U.S. laws and regulations and as permitted by FINRA regulations, and (iv) Banca Akros – Gruppo Banco BPM is not a broker-dealer registered with the SEC, and will not effect any offers or sales of any ordinary shares in the United States.

(c)           Payment for the Shares shall be made by wire transfer in immediately available funds to the accounts specified by the Company and the Selling Shareholders or any of them (with regard to payment to the Selling Shareholders), to the Representatives in the case of the Underwritten Shares, at the offices of Milbank LLP at 10:00 A.M. New York City time on [•], 2026, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representatives, the Company and the Selling Shareholders may agree upon in writing or, in the case of the Option Shares, on the date and at the time and place specified by the Representatives in the written notice of the Underwriters’ election to purchase such Option Shares. The time and date of such payment for the Underwritten Shares is referred to herein as the “Closing Date”, and the time and date for such payment for the Option Shares, if other than the Closing Date, is herein referred to as the “Additional Closing Date”.

Payment for the Shares to be purchased, in definitive or book-entry form, on the Closing Date or the Additional Closing Date, as the case may be, shall be made against delivery to the Representatives for the respective accounts of the several Underwriters of the Shares to be purchased on such date or the Additional Closing Date, as the case may be. Delivery of the Shares shall be made through the facilities of The Depository Trust Company (“DTC”) unless the Representatives shall otherwise instruct. A meeting will be held no later than 5:00 p.m., New York City time, on the business day prior to the Closing Date or the Additional Closing Date, as the case may be, at which meeting the final drafts of the documents to be delivered at the Closing Date or the Additional Closing Date by or on behalf of the parties hereto pursuant to Section 8 hereto, will be available for review by the parties hereto.

(d)           The Purchase Price shall be paid free and clear from any deductions or withholdings for, or on account of, any taxes.

(e)           Each of the Company and each Selling Shareholder acknowledges and agrees that the Representatives and the other Underwriters are acting solely in the capacity of an arm’s length contractual counterparty to the Company and the Selling Shareholders with respect to the offering of Shares contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company, the Selling Shareholders or any other person. Additionally, neither the Representatives nor any other Underwriter is advising the Company, the Selling Shareholders or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company and the Selling Shareholders shall consult with their own advisors concerning such matters and each shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and neither the Representatives nor any other Underwriter shall have any responsibility or liability to the Company or the Selling Shareholders with respect thereto. Any review by the Representatives and the other Underwriters of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Representatives and the other Underwriters and shall not be on behalf of the Company or the Selling Shareholders. Moreover, each Selling Shareholder acknowledges and agrees that, although the Representatives may be required or choose to provide certain Selling Shareholders with certain Regulation Best Interest and Form CRS disclosures in connection with the offering, the Representatives and the other Underwriters are not making a recommendation to any Selling Shareholder to participate in the offering, enter into a “lock-up” agreement, or sell any Shares at the price determined in the offering, and nothing set forth in such disclosures is intended to suggest that the Representatives or any Underwriter is making such a recommendation.

3.             Representations and Warranties of the Company. The Company represents and warrants to each Underwriter and the Selling Shareholders that:

(a)           Preliminary Prospectus. No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus included in the Pricing Disclosure Package, at the time of filing thereof, complied in all material respects with the Securities Act, and no Preliminary Prospectus, at the time of filing thereof, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in any Preliminary Prospectus, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 9(c) hereof.

(b)           Pricing Disclosure Package. The Pricing Disclosure Package as of the Applicable Time did not, and as of the Closing Date and as of the Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in such Pricing Disclosure Package, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 9(c) hereof. No statement of material fact included in the Prospectus has been omitted from the Pricing Disclosure Package and no statement of material fact included in the Pricing Disclosure Package that is required to be included in the Prospectus has been omitted therefrom.

(c)           Issuer Free Writing Prospectus. Other than the Registration Statement, the Preliminary Prospectus and the Prospectus, the Company (including its agents and representatives, other than the Underwriters in their capacity as such) has not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Shares (each such communication by the Company or its agents and representatives (other than a communication referred to in clause (i) below) an “Issuer Free Writing Prospectus”) other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act or any document that complies with Rule 135 under the Securities Act or (ii) the documents listed on Annex A hereto, each electronic road show and any other written communications approved in writing in advance by the Representatives. Each such Issuer Free Writing Prospectus, if any, complies in all material respects with the applicable provisions of the Securities Act, has been or will be (within the time period specified in Rule 433) filed in accordance with the Securities Act (to the extent required thereby) and does not conflict with the information contained in the Registration Statement or the Pricing Disclosure Package, and, when taken together with the Preliminary Prospectus accompanying, or delivered prior to delivery of, such Issuer Free Writing Prospectus, did not, and as of the Closing Date and as of the Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to any statements or omissions made in each such Issuer Free Writing Prospectus or Preliminary Prospectus in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in such Issuer Free Writing Prospectus or Preliminary Prospectus, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 9(c) hereof.

(d)           Testing-the-Waters Materials. The Company (i) has not alone engaged in any Testing-the-Waters Communications other than Testing-the-Waters Communications with the consent of the Representatives (x) with entities that are qualified institutional buyers (“QIBs”) within the meaning of Rule 144A under the Securities Act or institutions that are accredited investors within the meaning of Rule 501(a)(1), (a)(2), (a)(3), (a)(7), (a)(8), (a)(9), (a)(12) or (a)(13) under the Securities Act (“IAIs”) and otherwise in compliance with the requirements of Section 5(d) of the Securities Act or (y) with entities that the Company reasonably believed to be QIBs or IAIs and otherwise in compliance with the requirements of Rule 163B under the Securities Act; and (ii) has not authorized anyone other than the Representatives to engage in Testing-the-Waters Communications. “Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on either Section 5(d) of, or Rule 163B under, the Securities Act. The Company reconfirms that the Representatives have been authorized to act on its behalf in undertaking Testing-the-Waters Communications by virtue of a writing substantially in the form of Exhibit A hereto. The Company has not distributed or approved for distribution any Written Testing-the-Waters Communications other than those listed on Annex B hereto. “Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act. Any individual Written Testing-the-Waters Communication prepared or authorized by the Company does not conflict in any material respect with the information contained in the Registration Statement or the Pricing Disclosure Package, complied in all material respects with the applicable provisions of the Securities Act, and when taken together with the Pricing Disclosure Package as of the Applicable Time, did not, and as of the Closing Date and as of the Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to any statements or omissions made in each such Written Testing-the-Waters Communication in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in such Written Testing-the-Waters Communication, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 9(c) hereof.

(e)           Registration Statement and Prospectus. The Registration Statement has been declared effective by the Commission. No order suspending the effectiveness of the Registration Statement has been issued by the Commission, and no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering of the Shares has been initiated or, to the Company’s knowledge, threatened by the Commission; as of the applicable effective date of the Registration Statement and any post-effective amendment thereto, the Registration Statement and any such post-effective amendment complied and, as of the Closing Date or any Additional Closing Date, will comply in all material respects with the Securities Act, and did not, as of the applicable effective date, and will not, as of the Closing Date or any Additional Closing Date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto and as of the Closing Date and as of the Additional Closing Date, as the case may be, the Prospectus complied and will comply in all material respects with the applicable provisions of the Securities Act and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement and the Prospectus and any amendment or supplement thereto, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 9(c) hereof.

(f)           Financial Statements. The consolidated financial statements (including the related notes thereto) included in the Registration Statement, the Pricing Disclosure Package and the Prospectus comply in all material respects with the applicable requirements of the Securities Act and present fairly, in all material respects, the financial position of the entities to which they relate as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) in the United States applied on a consistent basis throughout the periods covered thereby; the other financial information included in the Registration Statement, the Pricing Disclosure Package and the Prospectus has been derived from the accounting records of the entities to which they relate and presents fairly, in all material respects, the information shown thereby; all disclosures included in the Registration Statement, the Pricing Disclosure Package and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of Commission) comply in all material respects with Regulation G of the Exchange Act and Item 10 of Regulation S-K of the Securities Act, to the extent applicable; and the pro forma financial information and the related notes thereto included in the Registration Statement, the Pricing Disclosure Package and the Prospectus have been prepared in accordance with the applicable requirements of the Securities Act and comply in all material respects with the applicable requirements of Regulation S-X under the Securities Act, and the assumptions underlying such pro forma financial information are reasonable and are set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(g)           No Material Adverse Change. Except in each case as otherwise disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, since the date of the most recent financial statements of the Company included in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (i) there has not been any change in the share capital (other than the issuance of ordinary shares upon exercise of stock options and warrants described as outstanding in, and the grant of options and awards under existing equity incentive plans described in, the Registration Statement, the Pricing Disclosure Package and the Prospectus), short-term debt or long-term debt of the Company or any of its subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of share capital, or any material adverse change, or any development that would reasonably be expected to result in a material adverse change, in or affecting the business, properties, management, financial position, shareholders’ equity, results of operations or prospects of the Company and its subsidiaries taken as a whole; (ii) neither the Company nor any of its subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) that is material to the Company and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole; and (iii) neither the Company nor any of its subsidiaries has sustained any loss or interference with its business that is material to the Company and its subsidiaries taken as a whole and that is either from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority.

(h)           Organization and Good Standing. The Company and each of its “significant subsidiaries” (as such term is defined in Rule 1-02 of Regulation S-X) (each, a “subsidiary” and, collectively, the “subsidiaries”) have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization (where such concept exists), are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification (where such concepts exists), and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified or in good standing or have such power or authority would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, properties, management, financial position, shareholders’ equity, results of operations or prospects of the Company and its subsidiaries taken as a whole or on the performance by the Company of its obligations under this Agreement (a “Material Adverse Effect”).

(i)            Capitalization. The Company has an authorized share capital as set forth in its bylaws, the Registration Statement, the Pricing Disclosure Package and the Prospectus under the heading “Capitalization”; all the outstanding shares in the share capital of the Company (including the Shares to be sold by the Selling Shareholders) have been duly and validly authorized and issued and are fully paid and non-assessable and are not subject to any pre-emptive or similar rights that have not been duly waived, satisfied, limited or excluded; except as described in or expressly contemplated by the Company’s bylaws, the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares or other equity interest in the Company or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options; the share capital of the Company conforms in all material respects to the description thereof contained in the Company’s bylaws, the Registration Statement, the Pricing Disclosure Package and the Prospectus; and all the outstanding shares or other equity interests of each subsidiary owned, directly or indirectly, by the Company have been duly and validly authorized and issued, are fully paid and non-assessable (except, to the extent applicable, in the case of any foreign subsidiary, for directors’ qualifying shares and except as otherwise described in the Registration Statement, the Pricing Disclosure Package and the Prospectus,) and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party.

(j)            Stock Options. With respect to the stock options (the “Stock Options”) granted prior to the date hereof pursuant to the stock-based compensation plans of the Company and its subsidiaries (the “Company Stock Plans”), as of the date of this Agreement: (i) each Stock Option that is intended to qualify as an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) so qualifies, subject in each case to the requirement that the holder of such Stock Option satisfy the applicable eligibility requirements under Section 422 of the Code at the time of exercise; (ii) each grant of a Stock Option was duly authorized no later than the date on which the grant of such Stock Option was by its terms to be effective (the “Grant Date”) by all necessary corporate action, including, as applicable, approval by the board of directors of the Company (or a duly constituted and authorized committee thereof) and any required shareholder approval by the necessary number of votes or written consents, and the award agreement governing such grant (if any) was duly executed and delivered by each party thereto; (iii) each such grant was made in accordance with the terms of the Company Stock Plans and all other applicable laws and regulatory rules or requirements, in each case as applicable and as in effect at the time of such grant; and (iv) each such grant was properly accounted for in accordance with GAAP in the financial statements (including the related notes) of the Company, in each case except where the failure to be so qualified, authorized, compliant or accounted for would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(k)            Due Authorization. The Company has full corporate right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and all corporate action required to be taken for the due and proper authorization, execution and delivery by it of this Agreement and the consummation by it of the transactions contemplated hereby has been duly and validly taken.

(l)            Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

(m)           The Shares. The Shares to be issued and sold by the Company hereunder have been duly authorized by the Company and, when issued and delivered and paid for as provided herein, will be duly and validly issued, will be fully paid and non-assessable and will conform to the Company’s bylaws, and in all material respects, to the descriptions thereof in the section titled “Description of share capital and bylaws” of the Registration Statement, the Pricing Disclosure Package and the Prospectus; and the issuance of the Shares is not subject to any preemptive or similar rights that have not been duly waived, satisfied, limited or excluded.

(n)           Descriptions of the Underwriting Agreement. This Agreement conforms in all material respects to the description thereof contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(o)           No Violation or Default. Neither the Company nor any of its subsidiaries is (i) in violation of its charter or bylaws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any property or asset of the Company or any of its subsidiaries is subject; or (iii) in violation of any applicable law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority having jurisdiction over the Company and its subsidiaries; except, in the case of clauses (i), (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(p)           No Conflicts. The execution, delivery and performance by the Company of this Agreement, the issuance and sale of the Shares by the Company and the consummation by the Company of the transactions contemplated by this Agreement or the Pricing Disclosure Package and the Prospectus will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, result in the termination, modification or acceleration of, or result in the creation or imposition of any lien, charge or encumbrance upon any property or asset of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any property or asset of the Company or any of its subsidiaries is subject; (ii) result in any violation of the provisions of the charter or bylaws or similar organizational documents of the Company or its subsidiaries; or (iii) result in the violation of any applicable law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority having jurisdiction over the Company and its subsidiaries, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation, default, lien, charge or encumbrance that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(q)           No Consents Required. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated by this Agreement, except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, orders and registrations or qualifications (i) as have been obtained or made; (ii) as may be required by the FINRA and under applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriters; or (iii) as would not, individually or in the aggregate, reasonably be expected to materially adversely affect or prevent the consummation of the transactions contemplated by this Agreement.

(r)           Legal Proceedings. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (i) there are no legal, governmental or regulatory investigations, suits, arbitrations, inquiries or proceedings (“Actions”) pending to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is the subject that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected to have a Material Adverse Effect; (ii) to the Company’s knowledge, no such Actions have been threatened by any governmental or regulatory authority or by others that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected to have a Material Adverse Effect; (iii) there are no current or pending Actions that are required under the Securities Act to be described in the Registration Statement, the Pricing Disclosure Package or the Prospectus that are not so described in the Registration Statement, the Pricing Disclosure Package and the Prospectus; and (iv) there are no contracts or other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement or described in the Registration Statement, the Pricing Disclosure Package or the Prospectus that are not so filed as exhibits to the Registration Statement or described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(s)           Independent Accountants. Deloitte & Touche S.p.A., who have certified certain financial statements of the Company and its subsidiaries, is an independent registered public accounting firm with respect to the Company and its subsidiaries within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by the Securities Act; Ernst & Young LLP, who have certified certain financial statements of Vimeo, Inc. and its subsidiaries, is an independent registered public accounting firm with respect to Vimeo, Inc. and its subsidiaries within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by the Securities Act; and Ernst & Young LLP, who have certified certain financial statements of AOL Holdco II LLC and its subsidiaries, is an independent registered public accounting firm with respect to AOL Holdco II LLC and its subsidiaries within the meaning of Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants and its interpretations and rulings thereunder.

(t)           Title to Real and Personal Property. Except (i) as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus or (ii) as would not reasonably be expected to have a Material Adverse Effect, the Company and its subsidiaries have good and marketable title in fee simple or other comparable valid title to, or have valid rights to lease or otherwise use, all items of real and personal property that are material to the respective ordinary course of the businesses of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title.

(u)           Intellectual Property. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect: (i) the Company and its subsidiaries own, or have valid legal title to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, design registrations, domain names and other source indicators, copyrights and copyrightable works, including software, know-how, trade secrets, systems, procedures, proprietary or confidential information and all other worldwide intellectual property, industrial property and proprietary rights (collectively, “Intellectual Property”) used or held for use in the conduct of their respective businesses; (ii) each of the Company’s and its subsidiaries’ Intellectual Property is free and clear of all liens, encumbrances, security interests, or other third-party claims other than liens granted pursuant to existing financing and debt agreements of the Company or its subsidiaries as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus; (iii) each of the Company’s and its subsidiaries’ owned Intellectual Property is valid and, to the Company’s knowledge, enforceable, and there is no pending or threatened action, claim or allegation asserting the invalidity or unenforceability or risk of cancellation of annulment and/or revocation of any owned Intellectual Property; (iv) no Company’s and its subsidiaries’ owned Intellectual Property is subject to any judgment, injunction, order or decree that restricts, impairs or otherwise imposes any obligation with respect to the validity, enforceability, disclosure, use, enforcement, prosecution, maintenance, transfer, licensing or other exploitation of, or that otherwise relates to or affects, the owned Intellectual Property; (v) to the Company’s knowledge, the Company’s and its subsidiaries’ conduct of their respective businesses, and any of the products and services offered by them, does not infringe, misappropriate or otherwise violate any Intellectual Property of any person; (vi) the Company and its subsidiaries have not received any written notice of any claim (actual and/or threatened) relating to Intellectual Property; (vii) to the Company’s knowledge, the Intellectual Property owned by the Company and its subsidiaries is not being infringed, misappropriated or otherwise violated by any person; (viii) the Company and its subsidiaries have taken commercially reasonable actions to maintain (including payment of all the applicable fees, maintenance and renewal fees) and protect (a) the rights of the Company and its subsidiaries in and to all owned Intellectual Property, and (b) the secrecy and confidentiality of the Company’s and each of its subsidiaries’ trade secrets and other confidential or proprietary information, and the trade secrets and other confidential or proprietary information of any customer or other person in the possession or control of the Company or its subsidiaries; and (ix) to the Company’s knowledge, neither the Company nor any of its subsidiaries is subject to any claim, demand, or threat of action by any person asserting rights to be recognized as the inventor, author, creator, or contributor of any Intellectual Property, or seeking any monetary or other compensation in relation to the inventive, creative, or original work performed in favor of the Company or its subsidiaries.

(v)           No Undisclosed Relationships. No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and to the Company’s knowledge, the directors, officers, shareholders, or other affiliates of the Company or any of its subsidiaries, on the other, that is required by the Securities Act to be described in each of the Registration Statement and the Prospectus and that is not so described in such documents and in the Pricing Disclosure Package.

(w)           Investment Company Act. The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof received by the Company as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, will not be required to register as an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

(x)           Taxes. The Company and its subsidiaries have duly and timely paid all federal, state, local and foreign taxes (including those payable as withholding agents and those relating to value added tax or similar or equivalent taxes) which it is obliged to pay and filed all tax returns required to be filed through the date hereof and have otherwise complied in all material respects with their obligations under tax legislation relating to any taxes, except (i) as described in the Registration Statement or the Prospectus, (ii) where the failure to pay such taxes, file such tax returns or comply with such obligations would not reasonably be expected to have a Material Adverse Effect, or (iii) with respect to taxes that are being contested in good faith by appropriate proceedings and for which adequate reserves are being maintained in accordance with GAAP. Except as otherwise disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, to the Company’s knowledge, there is no tax deficiency that has been asserted against the Company or any of its subsidiaries or any of their respective properties or assets which would reasonably be expected to have a Material Adverse Effect. For the purpose of the above, the word “timely” or “in time” or similar means that the relevant action has been completed within the due date or, if later, in compliance with rules that allow the late compliance on a voluntary basis (including for the avoidance of doubt ravvedimento operoso in Italy).

(y)           Licenses and Permits. Except (i) as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus or (ii) as would not reasonably be expected to have a Material Adverse Effect, (A) the Company and its subsidiaries possess all licenses, sub-licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, except where the failure to possess or make the same would not, individually or in the aggregate, have a Material Adverse Effect; and (B) neither the Company nor any of its subsidiaries has received written notice of any revocation or modification of any such license, sub-license, certificate, permit or authorization or that any such license, sub-license, certificate, permit or authorization will not be renewed in the ordinary course.

(z)           No Labor Disputes. To the Company’s knowledge, no labor disturbance or dispute and no proceeding, claim or written inspection relating to any labor or employment matter in front of any court or governmental authority with employees of the Company or any of its subsidiaries exists or is contemplated or threatened, and the Company is not aware of any existing or imminent disturbances by, or disputes with, the employees of any of the Company’s or its subsidiaries’ principal suppliers, contractors or customers, in each case except as would not, individually or in the aggregate, have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has served and/or received any notice of cancellation or termination with respect to any collective bargaining agreement to which it is a party.

(aa)        Certain Environmental Matters. (i) The Company and its subsidiaries (x) are in compliance with all, and have not violated any, applicable federal, state, local and foreign laws (including common law), rules, regulations, requirements, decisions, judgments, decrees, orders and other legally enforceable requirements relating to pollution or the protection of human health or safety, the environment, natural resources, hazardous or toxic substances or wastes, pollutants or contaminants, petroleum or petroleum products or asbestos containing materials (collectively, “Environmental Laws”); (y) have received and are in compliance with all, and have not violated any, permits, licenses, certificates or other authorizations or approvals required of them under any Environmental Laws to conduct their respective businesses; and (z) have not received written notice of any actual or potential liability or obligation under or relating to, or any actual or potential violation of, any Environmental Laws, including for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, petroleum or petroleum products or asbestos containing materials and have no knowledge of any event or condition that would reasonably be expected to result in any such notice; (ii) there are no costs or liabilities associated with Environmental Laws of the Company or its subsidiaries; except in the case of each of (i) and (ii) above, for any such matter as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and (iii) except as described in the Pricing Disclosure Package and the Prospectus, there is no proceeding that is pending, or that is known to be contemplated, against the Company or any of its subsidiaries under any Environmental Laws in which a governmental entity is also a party, other than such proceeding regarding which it is reasonably believed no monetary sanctions of $300,000 or more will be imposed.

(bb)        Compliance with ERISA. (i) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which the Company or any member of its “Controlled Group” (defined as any entity, whether or not incorporated, that is under common control with the Company within the meaning of Section 4001(a)(14) of ERISA or any entity that would be regarded as a single employer with the Company under Section 414(b),(c),(m) or (o) of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each, a “Plan”) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan, excluding transactions effected pursuant to a statutory or administrative exemption; (iii) for each Plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no Plan has failed (whether or not waived), or is reasonably expected to fail, to satisfy the minimum funding standards (within the meaning of Section 302 of ERISA or Section 412 of the Code) applicable to such Plan; (iv) no Plan is, or is reasonably expected to be, in “at risk status” (within the meaning of Section 303(i) of ERISA) and no Plan that is a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA is in “endangered status” or “critical status” (within the meaning of Sections 304 and 305 of ERISA); (v) the fair market value of the assets of each Plan exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan); (vi) no “reportable event” (within the meaning of Section 4043(c) of ERISA and the regulations promulgated thereunder) has occurred or is reasonably expected to occur; (vii) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified, and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification; (viii) neither the Company nor any member of the Controlled Group has incurred, nor reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the Pension Benefit Guarantee Corporation, in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA); and (ix) none of the following events has occurred: (A) a material increase in the aggregate amount of contributions required to be made to all Plans by the Company or its Controlled Group affiliates in the current fiscal year of the Company and its Controlled Group affiliates compared to the amount of such contributions made in the Company’s and its Controlled Group affiliates’ most recently completed fiscal year; or (B) a material increase in the Company and its subsidiaries’ “accumulated post-retirement benefit obligations” (within the meaning of Accounting Standards Codification Topic 715-60) compared to the amount of such obligations in the Company and its subsidiaries’ most recently completed fiscal year; except in each case with respect to the events or conditions set forth in (i) through (ix), as would not, individually or in the aggregate, have a Material Adverse Effect.

(cc)         Disclosure Controls. The Company and its subsidiaries taken as a whole maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that complies with the requirements of the Exchange Act applicable to the Company and that has been designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. The Company and its subsidiaries have carried out evaluations of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.

(dd)        Accounting Controls. The Company and its subsidiaries taken as a whole maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act applicable to the Company and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. The Company and its subsidiaries taken as a whole maintain internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability of assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the Registration Statement, the Pricing Disclosure Package or the Prospectus, there are no material weaknesses in the Company’s internal controls that are required to be disclosed. The Company’s auditors and the audit committee of the board of directors of the Company have been advised of: (i) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which have adversely affected or are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.

(ee)         Insurance. Except (i) as described in the Registration Statement, the Pricing Disclosure Package or the Prospectus or (ii) as would not reasonably be expected to have a Material Adverse Effect, (A) the Company and its subsidiaries have insurance covering their respective properties, operations, personnel and businesses, which insurance is in such amounts and insures against such risks as the Company reasonably believes are appropriate for the Company and its subsidiaries and their respective businesses, taking into account the cost and availability of such insurance; (B) neither the Company nor any of its subsidiaries (x) has received written notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance, or (y) expects that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at commercially reasonable cost from reputable insurers as may be necessary to continue its business.

(ff)          Cybersecurity; Data Protection. Except (i) as described in the Registration Statement, the Pricing Disclosure Package or the Prospectus or (ii) as would not reasonably be expected to have a Material Adverse Effect, (A) the Company and its subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) operate and perform in conformance with their documentation and functional specifications, and (B) to the Company’s knowledge, are free from any bugs, errors, defects, Trojan horses, time bombs, malware and other vulnerabilities designed to permit unauthorized access or to disable or otherwise harm any IT Systems in any material respect. The Company and its subsidiaries have implemented and maintained commercially reasonable safeguards designed to (i) protect information stored on their IT Systems that constitutes “personal data,” “personal information,” or any similar term under applicable law (“Personal Data”) and (ii) maintain the integrity, continuous operation, redundancy and security of material IT Systems used in connection with their businesses. Except (i) as described in the Registration Statement, the Pricing Disclosure Package or the Prospectus or (ii) as would not reasonably be expected to have a Material Adverse Effect, to the Company’s knowledge, there have been no breaches, violations, outages or unauthorized uses of or accesses to the same, except for those that have been or can be remedied without material cost or liability or the statutory duty to notify any other person. Except (i) as described in the Registration Statement, the Pricing Disclosure Package or the Prospectus or (ii) as would not reasonably be expected to have a Material Adverse Effect, the Company and its subsidiaries are presently in compliance with (A) applicable laws or statutes and legally binding judgments, orders, rules and regulations of any court or governmental authority, in each case, related to the privacy and security of Personal Data, and (B) external policies and contractual obligations relating to the privacy and security of Personal Data and the protection of IT Systems and Personal Data from unauthorized use, access, misappropriation or modification.

(gg)        Artificial Intelligence. Except (i) as described in the Registration Statement, the Pricing Disclosure Package or the Prospectus or (ii) as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (A) the Company and its subsidiaries comply with applicable laws and regulations in the field of artificial intelligence (“AI Legislation”); (B) no products developed, provided and/or deployed by the Company and its subsidiaries is banned or prohibited under the AI Legislation, nor is classified as “prohibited AI practice” under Regulation (EU) 1689/2024; (C) the Company and its subsidiaries do not use any Personal Data in the development of artificial intelligence systems in violation of AI Legislation; and (D) the Company and its subsidiaries retain all information pertaining to the development, testing, auditing, monitoring, use, provision, and performance of any artificial intelligence systems to the extent required by applicable law, including the AI Legislation.

(hh)        Open Source Software. Except (i) as described in the Registration Statement, the Pricing Disclosure Package or the Prospectus or (ii) as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (A) the Company and its subsidiaries use any and all software and other materials distributed under a “free,” “open source,” or similar licensing model (“Open Source Software”) in compliance with all license terms applicable to such Open Source Software; and (B) neither the Company nor any of its subsidiaries uses or distributes any Open Source Software in any manner that requires (x) the Company or any of its subsidiaries to permit reverse engineering of any software code or other technology owned by the Company or any of its subsidiaries where not required by applicable law, or (y) the Company or any of its subsidiaries to enter into any contractual obligation that impose any material limitation, restriction, or condition on the right or ability of the Company and its subsidiaries to use, distribute or make available any material software code or other technology owned by the Company or any of its subsidiaries, or (z) any material software code or other technology owned by the Company or any of its subsidiaries to be (1) disclosed or distributed or made available or divulgated in source code form to any person, (2) licensed for the purpose of making modifications or creating any derivative works or (3) licensed for the purpose of distribution or redistribution at no charge.

(ii)            No Unlawful Payments. Within the past five years, neither the Company nor any of its subsidiaries or controlled affiliates, nor any director or officer, or, to the knowledge of the Company, employee, agent or representative of, or any other person acting on behalf of, the Company or any of its subsidiaries or affiliates, has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment, giving or receipt of money, property, gifts or anything else of value, directly or indirectly, to any foreign or domestic government official or employee, including of any government-owned or -controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or any candidate for political office, or to any other person to improperly influence official action by that person for the benefit of the Company or its subsidiaries or affiliates, or to otherwise secure any improper advantage, or otherwise to any person in violation of (a) the U.S. Foreign Corrupt Practices Act of 1977, as amended, (b) the UK Bribery Act 2010, (c) any law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions or (d) any other law, regulation, order, decree or directive having the force of law and relating to bribery or corruption (collectively, the “Anti-Corruption Laws”), in each case, if and to the extent applicable; (iii) otherwise violated or is in violation of any applicable Anti-Corruption Laws; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. The Company and its subsidiaries have instituted, maintain and enforce, and will continue to maintain and enforce, policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws.

(jj)          Compliance with Anti-Money Laundering Laws. The operations of the Company and each of its subsidiaries and controlled affiliates are and have been conducted at all times in compliance with all anti-money laundering and anti-terrorism financing laws, rules, and regulations, including the financial recordkeeping and reporting requirements contained therein, and including the U.S. Currency and Foreign Transactions Reporting Act of 1970, as amended (also known as the Bank Secrecy Act), the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Money Laundering Control Act of 1986, the Anti-Money Laundering Act of 2020, and the anti-money laundering and anti-terrorism financing laws of all jurisdictions where the Company or any of its subsidiaries conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), in each case, if and to the extent applicable.

(kk)         No Conflicts with Sanctions Laws. (i) Neither the Company nor any of its subsidiaries or affiliates, nor any director, officer, or, to the Company’s knowledge, employee, agent or representative of, or any other person acting on behalf of, the Company or any of its subsidiaries or affiliates, is an individual or entity (“Person”) that is, or is 50 percent or more owned or controlled (as applicable under relevant law) by one or more Persons that are the target of any economic or financial sanctions imposed, administered or enforced by the U.S. government (including the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) and the U.S. Department of State), the United Nations Security Council (“UNSC”), the European Union or any member state thereof, the United Kingdom (including His Majesty’s Treasury (“HMT”)) or any other relevant economic or financial sanctions authority (collectively, “Sanctions”), including by virtue of being (1) identified on any Sanctions-related list of designated Persons, including the Specially Designated Nationals and Blocked Persons List maintained by OFAC; or (2) located, domiciled, organized or ordinarily resident in a country or territory that is the target of comprehensive territorial Sanctions (as of the date of this Agreement, the Crimea Region of Ukraine, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, Cuba, Iran and North Korea) (each, a “Sanctioned Country”) (any such Person described in clause (i), a “Restricted Person”); (ii) neither the Company nor any of its subsidiaries is identified on any list of restricted or designated Persons under any export control laws and regulations administered or enforced by (a) the U.S. government (including the U.S. Department of Commerce or the U.S. Department of State), including the Arms Export Control Act (22 U.S.C. § 2778), the Export Control Reform Act of 2018 (50 U.S.C. §§ 4801-4861), the International Traffic in Arms Regulations (22 C.F.R. Parts 120–130), and the Export Administration Regulations (15 C.F.R. Parts 730-774), and (b) the European Union or United Kingdom, including EU Regulation 2021/821 (as amended) or the Export Control Order 2008 (collectively, “Export Controls”), in each case, if and to the extent applicable; and (iii) the Company and each of its subsidiaries (a) have not, since April 24, 2019, engaged in, (b) are not now engaged in, and (c) will not engage in any dealings or transactions with any Person that, at the time of the dealing or transaction, is or was, or whose government is or was, a Restricted Person, or in any country or territory that, at the time of the dealing or transaction, is or was, a Sanctioned Country, in each case in a manner in violation of applicable Sanctions or Export Controls.

(ll)          Use of Proceeds. The Company will not, directly or knowingly indirectly, use any part of the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person: (i) to fund or facilitate any activities or business of or with any Person that, at the time of such funding or facilitation, is, or whose government is, a Restricted Person, or in any country or territory that, at the time of such funding or facilitation, is a Sanctioned Country; (ii) to fund or facilitate any money laundering or terrorism financing activities; or (iii) in any other manner that would constitute or give rise to a violation of any Anti-Corruption Laws, Anti-Money Laundering Laws, Sanctions or Export Controls by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise).

(mm)       Anti-Corruption Laws, Anti-Money Laundering Laws, Sanctions and Export Controls. Compliance with Legislative Decree No. 231 of 8 June 2001. The Company and its subsidiaries and controlled affiliates conduct their businesses in material compliance with applicable Anti-Corruption Laws and Anti-Money Laundering Laws and in compliance with applicable Sanctions and Export Controls, and no investigation, inquiry, action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or controlled affiliates with respect to the Anti-Corruption Laws, Anti-Money Laundering Laws, Sanctions, or Export Controls is pending or, to the Company’s knowledge, threatened. The Company and its subsidiaries have instituted, maintained and enforced, and will continue to maintain and enforce policies, practices and procedures designed to promote and achieve compliance with applicable Anti-Corruption Laws, Anti-Money Laundering Laws, Sanctions and Export Controls. To the extent applicable, the Company and its subsidiaries have adopted the organizational model under Legislative Decree No. 231 of 8 June 2001, as subsequently amended and supplemented, and when applying the model, the Company or its subsidiaries, as applicable, have not detected circumstances that would reasonably give rise to corporate administrative liability in Italy as regards the underlying criminal proceeding.

(nn)        No Restrictions on Subsidiaries. Except as described in the Registration Statement, the Pricing Disclosure Package or the Prospectus or as restricted or limited under applicable law, no subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary’s share capital or similar ownership interest, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s properties or assets to the Company or any other subsidiary of the Company.

(oo)         No Broker’s Fees. Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or any Underwriter for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Shares.

(pp)        No Registration Rights. No person has the right to require the Company or any of its subsidiaries to register any securities for sale under the Securities Act by reason of the filing of the Registration Statement with the Commission, or the issuance and sale of the Shares, that has not been duly waived or satisfied.

(qq)        No Stabilization. Neither the Company nor any of its subsidiaries has taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares.

(rr)          Margin Rules. Neither the issuance, sale and delivery of the Shares nor the application of the proceeds thereof by the Company as described in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

(ss)         Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) included in any of the Registration Statement, the Pricing Disclosure Package or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(tt)          Statistical and Market Data. Subject to the assumption and disclaimers described in the Registration Statement, the Pricing Disclosure Package or the Prospectus, nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included in the Registration Statement, the Pricing Disclosure Package and the Prospectus is not based on or derived from sources that are reliable and accurate in all material respects.

(uu)        Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or, to the Company’s knowledge, any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002, as amended and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”) with which the Company is required to comply as of the date hereof.

(vv)        Status under the Securities Act. At the time of filing the Registration Statement and any post-effective amendment thereto, at the earliest time thereafter that the Company or any offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Shares and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405 under the Securities Act.

(ww)       No Downgrade. At the time of execution and delivery of this Agreement, (i) no downgrading has occurred in the rating accorded any debt issued or guaranteed by the Company or any of its subsidiaries by any “nationally recognized statistical rating organization”, as such term is defined under Section 3(a)(62) under the Exchange Act and (ii) no such organization has publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of any such debt issued or guaranteed by the Company or any of its subsidiaries (other than an announcement with positive implications of a possible upgrading).

(xx)          Stamp Taxes. Except for any net income, capital gains or franchise taxes imposed on the Underwriters by Italy or any political subdivision or taxing authority thereof or therein as a result of any present or former connection (other than any connection solely resulting from the transactions contemplated by this Agreement) between the Underwriters and the jurisdiction imposing such tax, no stamp duties or other issuance taxes are payable by or on behalf of the Underwriters in Italy or any political subdivision or taxing authority thereof solely in connection with (A) the execution, delivery and performance of this Agreement, (B) the issuance and delivery of the Shares in the manner contemplated by this Agreement and the Prospectus or (C) the sale and delivery by the Underwriters of the Shares as contemplated herein and in the Prospectus.

(yy)        No Immunity. Neither the Company nor any of its subsidiaries or their properties or assets has immunity under Italian, U.S. federal or New York state law from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any Italian, U.S. federal or New York state court, from service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment, or from execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court with respect to their respective obligations, liabilities or any other matter under or arising out of or in connection herewith; and, to the extent that the Company or any of its subsidiaries or any of its properties, assets or revenues may have or may hereafter become entitled to any such right of immunity in any such court in which proceedings arising out of, or relating to the transactions contemplated by this Agreement, may at any time be commenced, the Company has, pursuant to Section 18(e) of this Agreement, waived, and it will waive, or will cause its subsidiaries to waive, such right to the extent permitted by law.

(zz)          Enforcement of Foreign Judgments. Any final judgment for a fixed or determined sum of money rendered by any U.S. federal or New York state court located in the State of New York having jurisdiction under its own laws in respect of any suit, action or proceeding against the Company based upon this Agreement would be declared enforceable against the Company by the courts of Italy, without reconsideration or reexamination of the merits, subject to the restrictions described under the caption “Enforcement of civil liabilities” in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(aaa)       Valid Choice of Law. The choice of laws of the State of New York as the governing law of this Agreement is a valid choice of law under the laws of Italy and will be honored by the courts of Italy, subject to the restrictions described under the caption “Enforcement of civil liabilities” in the Registration Statement, the Pricing Disclosure Package and the Prospectus. The Company has the power to submit, and pursuant to Section 18(c) of this Agreement, has legally, validly, effectively and irrevocably submitted, to the personal jurisdiction of each New York state and United States federal court sitting in the City of New York and has validly and irrevocably waived any objection to the laying of venue of any suit, action or proceeding brought in such court.

(bbb)      Indemnification and Contribution. The indemnification and contribution provisions set forth in Section 9 hereof do not contravene Italian law or public policy.

(ccc)       Passive Foreign Investment Company. Subject to the assumptions and qualifications set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company does not believe that it was a “passive foreign investment company” (“PFIC”) as defined in Section 1297 of the Code for its most recently completed taxable year, and the Company does not expect to be a PFIC for the current taxable year.

(ddd)      Dividends. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus (including the caveats therein relating to dividends and other payments on shares), (i) no approvals are currently required in Italy in order for the Company to pay dividends or other distributions declared by the Company to holders of the Shares, (ii) under current laws and regulations of Italy and any political subdivision thereof, any amount payable with respect to the Shares upon liquidation of the Company or upon redemption thereof and dividends and other distributions declared and payable on the share capital of the Company may be paid by the Company in United States dollars or euros and freely transferred out of Italy, and (iii) no such payments made to the holders thereof or therein who are non-residents of Italy will be subject to taxes levied at source, other than those indicated in the Prospectus, under laws and regulations of Italy or any political subdivision or taxing authority thereof or therein and without the necessity of obtaining any governmental authorization in Italy or any political subdivision or taxing authority thereof or therein.

(eee)       Legality. The legality, validity, enforceability or admissibility into evidence of any of the Registration Statement, the Pricing Disclosure Package, the Prospectus, this Agreement or the Shares in any jurisdiction in which the Company is organized or does business is not dependent upon such document being submitted into, filed or recorded with any court or other authority in any such jurisdiction on or before the date hereof or that any tax, imposition or charge be paid in any such jurisdiction on or in respect of any such document.

(fff)         Legal Action. A holder of the Shares and each Underwriter are each entitled to sue as plaintiff in the court of the jurisdiction of formation and domicile of the Company for the enforcement of their respective rights under this Agreement and the Shares and such access to such courts will not be subject to any conditions which are not applicable to residents of such jurisdiction or a company incorporated in such jurisdiction except that plaintiffs not residing in Italy may be required to guarantee payment of a possible order for payment of costs or damages at the request of the defendant.

(ggg)      Foreign Issuer. The Company is a “foreign private issuer” as defined in Rule 405 under the Securities Act.

4.             Representations and Warranties of the Selling Shareholders. Each of the Selling Shareholders severally and not jointly represents and warrants to each Underwriter and the Company that (it being understood, for the avoidance of doubt, that neither the Company nor any of its subsidiaries or other controlled affiliates shall be deemed to be controlled by any Selling Shareholder, nor shall any portfolio company (as such term is commonly understood in the private equity industry) be deemed to be a controlled affiliate of any Selling Shareholder, for purposes of this Section 4 or otherwise in this Agreement):

(a)           Required Consents; Authority. All consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Shareholder of this Agreement and the Power of Attorney (the “Power of Attorney”) and the Custody Agreement (the “Custody Agreement”) hereinafter referred to, and for the sale and delivery of the Shares to be sold by such Selling Shareholder hereunder, have been obtained other than consents, approvals, authorizations, or orders as may have been obtained under the Securities Act or as may be required by the rules and regulations of FINRA or under the blue sky laws or non-US laws of any jurisdiction in connection with the sale and delivery of the Shares by the Underwriters except for such consents, approvals, authorizations, or orders as would not, individually or in the aggregate, be reasonably expected to have a material adverse effect on the performance by such Selling Shareholder of its obligations under this Agreement, the Power of Attorney and the Custody Agreement (a “Selling Shareholder Material Adverse Effect”); and such Selling Shareholder has full right, power and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement and to sell, assign, transfer and deliver the Shares to be sold by such Selling Shareholder hereunder; this Agreement, the Power of Attorney and the Custody Agreement have each been duly authorized, executed and delivered by or on behalf of such Selling Shareholder.

(b)           No Conflicts. The execution, delivery and performance by such Selling Shareholder of this Agreement, the sale of the Shares to be sold by such Selling Shareholder and the consummation by such Selling Shareholder of the transactions contemplated herein or therein will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, result in the termination, modification or acceleration of, or result in the creation or imposition of any lien, charge or encumbrance upon any property or asset of such Selling Shareholder pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder is bound or to which any of the property or asset of such Selling Shareholder is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of such Selling Shareholder or (iii) result in the violation of any applicable law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority having jurisdiction over such Selling Shareholder except, in the case of clauses (i) and (iii), for any such conflict, breach, violation, default, termination, modification, acceleration, lien, charge or encumbrance that would reasonably be expected to have a Selling Shareholder Material Adverse Effect.

(c)           Title to Shares. Such Selling Shareholder has good and valid title to the Shares to be sold at the Closing Date or the Additional Closing Date, as the case may be, by such Selling Shareholder hereunder, free and clear of all liens, encumbrances, equities or adverse claims; such Selling Shareholder will have, immediately prior to the Closing Date or the Additional Closing Date, as the case may be, good and valid title to the Shares to be sold at the Closing Date or the Additional Closing Date, as the case may be, by such Selling Shareholder, free and clear of all liens, encumbrances, equities or adverse claims; and, upon delivery of the certificates or book entry securities entitlements representing such Shares and payment therefor pursuant hereto, good and valid title to such Shares, free and clear of all liens, encumbrances, equities or adverse claims, will pass to the several Underwriters.

(d)           No Stabilization. Such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares.

(e)           Pricing Disclosure Package. The Pricing Disclosure Package, at the Applicable Time did not, and as of the Closing Date and as of the Additional Closing Date, as the case may be will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the representations and warranties set forth in this subsection apply only to any statements or omissions made in reliance upon and in conformity with information furnished to the Company in writing by such Selling Shareholder expressly for use in such Pricing Disclosure Package, it being understood and agreed that the only such information furnished in writing by any Selling Shareholder consists of the name of such Selling Shareholder, the number of the Shares to be sold and the address and other information with respect to such Selling Shareholder (excluding percentages) which appear in the Registration Statement, the Pricing Disclosure Package and the Prospectus in the table (and corresponding footnotes) under the caption “Principal and selling shareholders” (the “Selling Shareholder Information”).

(f)           Issuer Free Writing Prospectus and Written Testing-the-Waters Communication. Other than the Registration Statement, the Preliminary Prospectus and the Prospectus, such Selling Shareholder (including its agents and representatives, other than the Underwriters in their capacity as such) has not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any Issuer Free Writing Prospectus or Written Testing-the-Waters Communication, other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act or (ii) the documents listed on Annex A or Annex B hereto, each electronic road show and any other written communications approved in writing in advance by the Company and the Representatives.

(g)           Registration Statement and Prospectus. As of the applicable effective date of the Registration Statement and any post-effective amendment thereto, the Registration Statement and any such post-effective amendment did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto and as of the Closing Date and as of the Additional Closing Date, as the case may be, the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided the representations and warranties set forth in this subsection apply only to such Selling Shareholder’s Selling Shareholder Information.

(h)           Material Information. As of the date hereof and as of the Closing Date and as of the Additional Closing Date, as the case may be, the sale of the Shares by such Selling Shareholder is not and will not be prompted by any material information provided to it by the Company which is not set forth in the Registration Statement, the Pricing Disclosure Package or the Prospectus.

(i)            No Unlawful Payments. Neither such Selling Shareholder nor any of its subsidiaries or controlled affiliates, nor any director or officer, or, to such Selling Shareholder’s knowledge, any affiliate, employee, agent or representative of, or any other person acting on behalf of, the Selling Shareholder or any of its subsidiaries (if applicable), has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment, giving or receipt of money, property, gifts or anything else of value, directly or indirectly, to any foreign or domestic government official or employee, including of any government-owned or -controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office, or to any other person to improperly influence official action by that person for the benefit of such Selling Shareholder or its subsidiaries (if applicable) or controlled affiliates, or to otherwise secure any improper advantage, or otherwise to any person in violation of applicable Anti-Corruption Laws; (iii) otherwise violated or is in violation of any applicable Anti-Corruption Laws; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. Such Selling Shareholder and its subsidiaries (if applicable) have instituted, maintain and enforce, and will continue to maintain and enforce policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws.

(j)            Compliance with Anti-Money Laundering Laws. The operations of such Selling Shareholder and its subsidiaries (if applicable) are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Anti-Money Laundering Laws, and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving such Selling Shareholder or any of its subsidiaries (if applicable) with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of such Selling Shareholder, threatened.

(k)           No Conflicts with Sanctions Laws. (i) Neither such Selling Shareholder nor any of its subsidiaries (if applicable) or controlled affiliates, nor any director or officer, or, to such Selling Shareholder’s knowledge, any affiliate, employee, agent or representative of, or any other person acting on behalf of, the Selling Shareholder or any of its subsidiaries (if applicable), is a Person that is, or is owned or controlled by one or more Persons that are, a Restricted Person; and (ii) such Selling Shareholder and each of its subsidiaries (a) have not, since April 24, 2019, engaged in, (b) are not now engaged in, and (c) will not engage in, any dealings or transactions with any Person that, at the time of the dealing or transaction, is or was, or whose government was or is, a Restricted Person, or in any country or territory that, at the time of the dealing or transaction, was or is, a Sanctioned Country, or in any other manner in violation of applicable Sanctions or Export Controls.

(l)            Use of Proceeds. Such Selling Shareholder will not, directly or knowingly indirectly, use any part of the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person: (i) to fund or facilitate any activities or business of or with any Person that, at the time of such funding or facilitation, is, or whose government is, a Restricted Person, or in any country or territory that, at the time of such funding or facilitation, is a Sanctioned Country; (ii) to fund or facilitate any money laundering or terrorism financing activities; or (iii) in any other manner that would constitute or give rise to a violation of any Anti-Corruption Laws, Anti-Money Laundering Laws, Sanctions or Export Controls by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise).

(m)           No Investigations. No investigation, inquiry, action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving such Selling Shareholder with respect to applicable Anti-Corruption Laws, Anti-Money Laundering Laws, Sanctions or Export Controls is pending or, to the knowledge of such Selling Shareholder, threatened.

(n)           Organization and Good Standing. Such Selling Shareholder, to the extent such Selling Shareholder is an entity and not an individual, has been duly formed and is validly existing and in good standing under the laws of its respective jurisdictions of organization.

(o)           ERISA. Such Selling Shareholder, to the extent such Selling Shareholder is an entity and not an individual, either (1) is not (i) an employee benefit plan subject to Title I of ERISA, (ii) a plan or account subject to Section 4975 of the Code or (iii) an entity deemed to hold “plan assets” of any such plan or account under Section 3(42) of ERISA, 29 C.F.R.2510.3-101, or otherwise or (2) the sale and purchase of the shares will not result in a non-exempt prohibited transaction under Section 406(a) of ERISA.

(p)           Private and Commercial Acts. Such Selling Shareholder is subject to civil and commercial law with respect to its obligations under this Agreement and the execution, delivery and performance of this Agreement by it constitutes private and commercial acts rather than public or governmental acts. It does not have immunity (sovereign or otherwise) from set-off, the jurisdiction of any court or any legal process in any court (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise).

(q)           Stamp Taxes. Except for any net income, capital gains or franchise taxes imposed on the Underwriters by Italy or any political subdivision or taxing authority thereof or therein as a result of any present or former connection (other than any connection solely resulting from the transactions contemplated by this Agreement) between the Underwriters and the jurisdiction imposing such tax, no stamp duties or other issuance taxes are payable by or on behalf of the Underwriters in Italy or any political subdivision or taxing authority thereof solely in connection with (A) the execution, delivery and performance of this Agreement, (B) delivery of the Shares to the Underwriter pursuant to this Agreement and the Prospectus or (C) purchase by the Underwriters of the Shares from the Selling Shareholders as contemplated herein and in the Prospectus.

(r)            Enforcement of Foreign Judgments. Any final judgment for a fixed or determined sum of money rendered by any U.S. federal or New York state court located in the State of New York having jurisdiction under its own laws in respect of any suit, action or proceeding against such Selling Shareholder based upon this Agreement would be declared enforceable against such Selling Shareholder by the courts of such Selling Shareholder’s applicable jurisdiction, without reconsideration or reexamination of the merits, subject to applicable laws and customary limitations relating to, among other things, public policy, due process, fraud and the procedural requirements for recognition and enforcement of foreign judgments.

(s)           Valid Choice of Law. The choice of laws of the State of New York as the governing law of this Agreement is a valid choice of law under the laws of Italy and will be honored by the courts of Italy, subject to the restrictions described under the caption “Enforceability of civil liabilities” in the Registration Statement, the Pricing Disclosure Package and the Prospectus. Such Selling Shareholder has the power to submit, and pursuant to Section 18(c) of this Agreement, has legally, validly, effectively and irrevocably submitted, to the personal jurisdiction of each New York state and United States federal court sitting in the City of New York and has validly and irrevocably waived any objection to the laying of venue of any suit, action or proceeding brought in such court.

(t)            Currency. To the extent any payment is to be made by such Selling Shareholder pursuant to this Agreement, such Selling Shareholder has access, subject to the laws of such Selling Shareholder’s applicable jurisdiction, to the internal currency market in such Selling Shareholder’s applicable jurisdiction and, to the extent necessary, valid agreements with commercial banks of such Selling Shareholder’s applicable jurisdiction for purchasing U.S. dollars to make payments of amounts which may be payable under this Agreement.

Each of the Selling Shareholders represents and warrants that certificates in negotiable form or book-entry entitlements representing all of the Shares to be sold by such Selling Shareholders hereunder, have been placed in custody under a Custody Agreement relating to such Shares, in the form heretofore furnished to you, duly executed and delivered by or on behalf of such Selling Shareholder to Computershare Inc., as custodian (the “Custodian”), and that such Selling Shareholder has duly executed and delivered Powers of Attorney, in the form heretofore furnished to you, appointing the person or persons indicated in Schedule 2 hereto, and each of them, as such Selling Shareholder’s Attorneys-in-fact (the “Attorneys-in-Fact” or any one of them the “Attorney-in Fact”) with authority to execute and deliver this Agreement on behalf of such Selling Shareholder, to determine the purchase price to be paid by the Underwriters to the Selling Shareholders as provided herein, to authorize the delivery of the Shares to be sold by such Selling Shareholder hereunder, otherwise to act on behalf of such Selling Shareholder in connection with the transactions contemplated by this Agreement and the Custody Agreement.

Each of the Selling Shareholders specifically agrees that the Shares represented by the certificates or book-entry entitlements held in custody for such Selling Shareholder under the Custody Agreement, are subject to the interests of the Underwriters hereunder, and that the arrangements made by such Selling Shareholder for such custody, and the appointment by such Selling Shareholder of the Attorneys-in-Fact by the Power of Attorney, are to that extent irrevocable. Each of the Selling Shareholders specifically agrees that the obligations of such Selling Shareholder hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Shareholder, or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership, corporation or similar organization, by the dissolution of such partnership, corporation or organization, or by the occurrence of any other event. If any individual Selling Shareholder or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated, or if any such partnership, corporation or similar organization should be dissolved, or if any other such event should occur, before the delivery of the Shares hereunder, certificates or book-entry entitlements representing such Shares shall be delivered by or on behalf of such Selling Shareholder in accordance with the terms and conditions of this Agreement and the Custody Agreement, and actions taken by the Attorneys-in-Fact pursuant to the Powers of Attorney shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Custodian, the Attorneys-in-Fact, or any of them, shall have received notice of such death, incapacity, termination, dissolution or other event.

5.             Further Agreements of the Company. The Company covenants and agrees with each Underwriter that:

(a)           Required Filings. The Company will file the final Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A, 430B or 430C under the Securities Act, will file any Issuer Free Writing Prospectus to the extent required by Rule 433 under the Securities Act; and the Company will furnish electronic copies of the Prospectus and each Issuer Free Writing Prospectus (to the extent not previously delivered) to the Underwriters in New York City on the business day next succeeding the date of this Agreement.

(b)           Delivery of Copies. The Company will deliver, if requested by the Representatives, without charge, (i) to the Representatives, three signed copies of the Registration Statement as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith; and (ii) to each Underwriter (A) a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) and (B) during the Prospectus Delivery Period (as defined below), as many copies of the Prospectus (including all amendments and supplements thereto and each Issuer Free Writing Prospectus) as the Representatives may reasonably request. As used herein, the term “Prospectus Delivery Period” means such period of time after the first date of the public offering of the Shares as in the reasonable opinion of counsel for the Underwriters a prospectus relating to the Shares is required by law to be delivered (or required to be delivered but for Rule 172 under the Securities Act) in connection with sales of the Shares by any Underwriter or dealer.

(c)           Amendments or Supplements, Issuer Free Writing Prospectuses. Before using, authorizing, approving, referring to or filing any Issuer Free Writing Prospectus, and before filing any amendment or supplement to the Registration Statement, the Pricing Disclosure Package or the Prospectus, the Company will furnish to the Representatives and counsel for the Underwriters a copy of the proposed Issuer Free Writing Prospectus, amendment or supplement for review and will not use, authorize, approve, refer to or file any such Issuer Free Writing Prospectus or file any such proposed amendment or supplement to which the Representatives reasonably and timely object by written notice (which may be by electronic mail) to the Company.

(d)          Notice to the Representatives. The Company will advise the Representatives promptly, and confirm such advice in writing (which may be by electronic mail), (i) when the Registration Statement has become effective; (ii) when any amendment to the Registration Statement has been filed or becomes effective; (iii) when any supplement to the Pricing Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus or any Written Testing-the-Waters Communication or any amendment to the Prospectus has been filed or distributed; (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or the receipt of any comments from the Commission relating to the Registration Statement or any other request by the Commission for any additional information including, but not limited to, any request for information concerning any Testing-the-Waters Communication; (v) of the issuance by the Commission or any other governmental or regulatory authority of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus, any of the Pricing Disclosure Package, the Prospectus or any Written Testing-the-Waters Communication or the initiation in writing or, to the Company’s knowledge, threatening of any proceeding for that purpose or pursuant to Section 8A of the Securities Act; (vi) of the occurrence of any event or development within the Prospectus Delivery Period as a result of which the Prospectus, any of the Pricing Disclosure Package, any Issuer Free Writing Prospectus or any Written Testing-the-Waters Communication as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus, the Pricing Disclosure Package, any such Issuer Free Writing Prospectus or any Written Testing-the-Waters Communication is delivered to a purchaser, not misleading; and (vii) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Shares for offer and sale in any jurisdiction or, to the Company’s knowledge, the initiation or threatening of any proceeding for such purpose; and the Company will use its reasonable best efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus, any of the Pricing Disclosure Package or the Prospectus or any Written Testing-the-Waters Communication or suspending any such qualification of the Shares and, if any such order is issued, will use its reasonable best efforts to obtain as soon as possible the withdrawal thereof.

(e)           Ongoing Compliance. (1) If during the Prospectus Delivery Period (i) any event or development shall occur or condition shall exist as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Prospectus to comply with law, the Company will promptly notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission and furnish to the Underwriters and to such dealers as the Representatives may designate such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law and (2) if at any time prior to the Closing Date (i) any event or development shall occur or condition shall exist as a result of which the Pricing Disclosure Package as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Pricing Disclosure Package is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Pricing Disclosure Package to comply with law, the Company will promptly notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission (to the extent required) and furnish to the Underwriters and to such dealers as the Representatives may designate, such amendments or supplements to the Pricing Disclosure Package as may be necessary so that the statements in the Pricing Disclosure Package as so amended or supplemented will not, in the light of the circumstances existing when the Pricing Disclosure Package is delivered to a purchaser, be misleading or so that the Pricing Disclosure Package will comply with law.

(f)           Blue Sky Compliance. If required by applicable law, the Company will qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request and will continue such qualifications in effect so long as required for distribution of the Shares; provided that the Company shall not be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

(g)          Earning Statement. The Company will make generally available to its security holders and the Representatives as soon as practicable an earning statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the “effective date” (as defined in Rule 158) of the Registration Statement; provided that the Company will be deemed to have furnished such statement to its security holders and the Representatives to the extent such statement is filed on the Commission’s Electronic Data Gathering, Analysis, and Retrieval system or any successor thereto (“EDGAR”).

(h)          Clear Market. For a period of 180 days after the date of the Prospectus (the “Company Lock-Up Period”), the Company will not (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, or submit to, or file with, the Commission a registration statement under the Securities Act relating to, any shares of Stock or any securities convertible into or exercisable or exchangeable for Stock, (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Stock or any such other securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Stock or such other securities, in cash or otherwise, without the prior written consent of the Representatives, other than the Shares to be sold hereunder, or (iii) publicly disclose the intention to undertake any of the foregoing.

The restrictions described above do not apply to (i) the issuance of shares of Stock or securities convertible into or exercisable for shares of Stock pursuant to the conversion or exchange of convertible or exchangeable securities or the exercise of warrants or options (including net exercise) or the settlement of restricted stock units (including net settlement), in each case pursuant to the terms of an equity compensation plan disclosed in the Prospectus, provided that such recipients have entered into, or will enter into, a lock-up agreement with the Underwriters, substantially in the form of Exhibit D hereto, effective for the duration of the Company Lock-Up Period; (ii) grants of stock options, stock awards, restricted stock, restricted stock units, or other equity awards and the issuance of shares of Stock or securities convertible into or exercisable or exchangeable for shares of Stock (whether upon the exercise of stock options or otherwise) to the Company’s employees, officers, directors, advisors, or consultants pursuant to the terms of an equity compensation plan disclosed in the Prospectus, provided that such recipients have entered into, or will enter into, a lock-up agreement with the Underwriters, substantially in the form of Exhibit D hereto, effective for the duration of the Company Lock-Up Period; (iii) the issuance of up to 10% of the outstanding shares of Stock, or securities convertible into, exercisable for, or which are otherwise exchangeable for, Stock, immediately following the Closing Date, in connection with mergers, acquisitions, joint ventures, commercial or other strategic transactions, provided that such recipients enter into a lock-up agreement with the Underwriters; (iv) the filing of any registration statement on Form S-8 relating to securities granted or to be granted pursuant to any plan in effect on the date of this Agreement and described in the Prospectus or any assumed benefit plan pursuant to a merger, acquisition or other strategic transaction; or (v) the facilitation of the establishment of a trading plan on behalf of a shareholder, officer or director of the Company pursuant to Rule 10b5-1 under the Exchange Act for the transfer of shares of Stock; provided that (a) such plans do not provide for the transfer of shares of Stock during the Company Lock-Up Period and (b) no filing by any party under the Exchange Act or other public announcement shall be required or made voluntarily in connection with such trading plan (other than the required disclosure on Form 20-F of the entrance into any trading plan during the relevant fiscal period, provided that such disclosure includes a statement to the effect that no transfers may be made pursuant to such trading plan during the Company Lock-Up Period).

If the Representatives, in their sole discretion, agree to release or waive the restrictions set forth in a lock-up letter described in Section 8(n) hereof for an executive officer or director of the Company and provide the Company with notice of the impending release or waiver substantially in the form of Exhibit B hereto at least three business days before the effective date of the release or waiver, the Company agrees to announce the impending release or waiver substantially in the form of Exhibit C hereto through a major news service at least two business days before the effective date of the release or waiver.

(i)            Use of Proceeds. The Company will apply the net proceeds it receives from the sale of the Shares as described in the Prospectus under the heading “Use of proceeds”.

(j)            No Stabilization. Neither the Company nor its subsidiaries will take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Stock.

(k)           Exchange Listing. The Company will use its reasonable best efforts to list for quotation the Shares on the Nasdaq Global Select Market (the “Nasdaq Market”).

(l)            Reports. For a period of three years from the date of this Agreement, so long as the Shares are outstanding, the Company will furnish to the Representatives, promptly after they are available, copies of all reports or other communications (financial or other) widely distributed to holders of the Shares, and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange or automatic quotation system; provided the Company will be deemed to have furnished such reports and financial statements to the Representatives to the extent they are filed on EDGAR.

(m)          Record Retention. For a period of two years from the date of this Agreement, the Company will, pursuant to reasonable procedures developed in good faith, retain copies of each Issuer Free Writing Prospectus that is not filed with the Commission in accordance with Rule 433 under the Securities Act.

(n)           Filings. The Company will file with the Commission such reports as may be required by Rule 463 under the Securities Act.

(o)          Tax Indemnity. The Company will indemnify and hold harmless the Underwriters against any documentary, Italian financial transaction (imposta sulle transazioni finanziarie), stamp, registration or other transfer and/or issuance tax, including any interest and penalties, relating to the sale of the Shares by the Company to the Underwriters and/or upon the execution and delivery of this Agreement.

(p)           No Tax Deduction. All sums payable by the Company under this Agreement (including those under Section 5(o) above) shall be paid free and clear of and without deductions or withholdings of any present or future taxes or duties, unless the deduction or withholding is required by law. If a deduction or withholding is so required for or on account of taxes, the Company shall: (i) notify the party entitled to the payment (the “payee”) of such requirement; (ii) make such withholding or deduction and account for such sum to the relevant governmental authority within the time allowed by applicable law and in amount required by applicable law. The parties shall cooperate and take all reasonable steps available to obtain any available relief from withholding or deduction, including the timely submission by the payee of all the certifications and statements requested under applicable laws and ruling practice; (iii) pay to the payee such additional amount as will ensure that the payee receives, after all such withholdings and deductions (including from the additional amount), the same amount as it would have been entitled to receive had no deductions and withholdings been required to be made; and (iv) promptly supply to the payee evidence to the payee’s reasonable satisfaction that the Company has accounted to the relevant governmental authority for the sum so withheld or deducted. It being understood that: (i) the payee shall promptly reimburse to the Company any sums subsequently recovered by the payee (by way of refund or credit against its own taxes) in respect of amounts withheld or deducted in accordance with this Section 5(p); and (ii) the payee shall use reasonable best efforts to recover any withholding tax applied, to the extent the legal requirements and prerequisites for initiating and pursuing such recovery are met under applicable Law. All such tax withholding or deduction shall be treated as having been delivered and paid to the payee in respect of which such tax withholding or deduction was made, provided that they are properly remitted to the applicable governmental authority.

(q)           Gross-Up Amounts for Taxes. If any sum payable by the Company under Section 5(o) above is subject to tax in the hands of an Underwriter or taken into account as a receipt in computing the taxable income of that Underwriter, the sum payable to the Underwriter under this Agreement shall be increased to such sum as will ensure that the Underwriter shall be left with the sum it would have had in the absence of such tax.

6.             Further Agreements of the Selling Shareholders. Each of the Selling Shareholders severally covenants and agrees with each Underwriter that:

(a)           No Stabilization. It will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Stock.

(b)           Tax Form. It will deliver to the Representatives prior to or at the Closing Date a properly completed and executed United States Internal Revenue Service Form W-9 or applicable Form W-8 (or other applicable form or statement specified by the Treasury Department regulations in lieu thereof) in order to facilitate the Underwriters’ documentation of their compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated.

(c)           Tax Indemnity. It will indemnify and hold harmless the Underwriters against any documentary, Italian financial transaction (imposta sulle transazioni finanziarie), stamp, registration or other transfer and/or issuance tax, including any interest and penalties, relating to the sale of the Shares by such Selling Shareholder to the Underwriters and/or upon the execution and delivery of this Agreement.

(d)           No Tax Deduction. All sums payable by a Selling Shareholder under this Agreement (including those under Section 6(c) above) shall be paid free and clear of and without deductions or withholdings of any present or future taxes or duties, unless the deduction or withholding is required by law.

If a deduction or withholding is so required for or on account of taxes, the Selling Shareholder required to make that withholding or deduction (the “payer”) shall:

A.           notify the party entitled to the payment (the “payee”) of such requirement;

B.            make such withholding or deduction and account for such sum to the relevant governmental authority within the time allowed by applicable law and in amount required by applicable law. The Parties shall cooperate and take all reasonable steps available to obtain any available relief from withholding or deduction, including the timely submission by the payee of all the certifications and statements requested under applicable laws and ruling practice;

C.            pay to the payee such additional amount as will ensure that the payee receives, after all such withholdings and deductions (including from the additional amount), the same amount as it would have been entitled to receive had no deductions and withholdings been required to be made; and

D.            promptly supply to the payee evidence to the payee’s reasonable satisfaction that the payer has accounted to the relevant governmental authority for the sum so withheld or deducted, it being understood that: (i) the payee shall promptly reimburse to the payer any sums subsequently recovered by the payee (by way of refund or credit against its own taxes) in respect of amounts withheld or deducted in accordance with this Section (d); and (ii) the payee shall use reasonable best efforts to recover any withholding tax applied, to the extent the legal requirements and prerequisites for initiating and pursuing such recovery are met under applicable Law.

All such tax withholding or deduction shall be treated as having been delivered and paid to the payee in respect of which such tax withholding or deduction was made, provided that they are properly remitted to the applicable governmental authority.

(e)           Gross-Up Amounts for Taxes. If any sum payable by the Selling Shareholder under this Agreement (including those under Section 6(c) above) is subject to tax in the hands of an Underwriter (even by way of withholding or deduction to be made by the Selling Shareholder) or taken into account as a receipt in computing the taxable income of that Underwriter the sum payable to the Underwriter under this Agreement shall be increased to such sum as will ensure that the Underwriter shall be left with the sum it would have had in the absence of such tax.

(f)           Use of Proceeds. It will not directly or indirectly use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to a subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions.

7.             Certain Agreements of the Underwriters. Each Underwriter hereby severally represents and agrees that:

(a)           It has not and will not use, authorize use of, refer to or participate in the planning for use of, any “free writing prospectus”, as defined in Rule 405 under the Securities Act (which term includes use of any written information furnished to the Commission by the Company and not incorporated by reference into the Registration Statement and any press release issued by the Company) other than (i) a free writing prospectus that contains no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) that was not included (including through incorporation by reference) in the Preliminary Prospectus or a previously filed Issuer Free Writing Prospectus, (ii) any Issuer Free Writing Prospectus listed on Annex A or prepared pursuant to Section 3(c) or Section 4(f) above (including any electronic road show), or (iii) any free writing prospectus prepared by such underwriter and approved by the Company in advance in writing (each such free writing prospectus referred to in clauses (i) or (iii), an “Underwriter Free Writing Prospectus”).

(b)           It has not used and will not use, without the prior written consent of the Company, any free writing prospectus that contains the final terms of the offering of the Shares unless such terms have previously been included in a free writing prospectus filed with the Commission; provided that Underwriters may use a term sheet substantially in the form of Annex C hereto without the consent of the Company; provided, further, that any Underwriter using such term sheet shall notify the Company, and provide a copy of such term sheet to the Company, prior to, or substantially concurrently with, the first use of such term sheet.

(c)           It is not subject to any pending proceeding under Section 8A of the Securities Act with respect to the offering (and will promptly notify the Company and the Selling Shareholders if any such proceeding against it is initiated during the Prospectus Delivery Period).

8.            Conditions of Underwriters’ Obligations. The obligation of each Underwriter to purchase the Underwritten Shares on the Closing Date or the Option Shares on the Additional Closing Date, as the case may be, as provided herein is subject to the performance by the Company and each of the Selling Shareholders of their respective covenants and other obligations hereunder and to the following additional conditions:

(a)           Registration Compliance; No Stop Order. No order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose or pursuant to Section 8A under the Securities Act shall be pending before or, to the Company’s knowledge, threatened by the Commission; the Prospectus and each Issuer Free Writing Prospectus shall have been timely filed with the Commission under the Securities Act (in the case of an Issuer Free Writing Prospectus, to the extent required by Rule 433 under the Securities Act) and in accordance with Section 5(a) hereof; and all requests by the Commission for additional information shall have been complied with to the reasonable satisfaction of the Representatives.

(b)           Representations and Warranties. The respective representations and warranties of the Company and the Selling Shareholders contained herein shall be true and correct on the date hereof and on and as of the Closing Date or the Additional Closing Date, as the case may be; and the statements of the Company and its officers and of each of the Selling Shareholders and their officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date or the Additional Closing Date, as the case may be.

(c)           No Material Adverse Change. No event or condition of a type described in Section 3(g) hereof shall have occurred or shall exist, which event or condition is not described in the Pricing Disclosure Package (excluding any amendment or supplement thereto) and the Prospectus (excluding any amendment or supplement thereto) and the effect of which in the reasonable judgment of the Representatives makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement, the Pricing Disclosure Package and the Prospectus.

(d)           Officer’s Certificate. The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, (x) a certificate of the chief financial officer or chief accounting officer of the Company and one additional senior executive officer of the Company who is satisfactory to the Representatives (i) confirming that such officers have carefully reviewed the Registration Statement, the Pricing Disclosure Package and the Prospectus and, to the knowledge of such officers, the representations of the Company set forth in Sections 3(b) and 3(d) hereof are true and correct as of such Closing Date (and any Additional Closing Date, if applicable), (ii) confirming that the other representations and warranties of the Company in this Agreement are true and correct as of such Closing Date (and any Additional Closing Date, if applicable) and that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date or the Additional Closing Date, as the case may be, and (iii) to the effect set forth in paragraphs (a) and (c) above; and (y) a certificate of each of the Selling Shareholders, in form and substance reasonably satisfactory to the Representatives, (i) confirming that the representations of such Selling Shareholder set forth in Sections 4(e), 4(f) and 4(g) hereof are true and correct as of the Closing Date (and any Additional Closing Date, if applicable) and (ii) confirming that the other representations and warranties of such Selling Shareholder in this Agreement are true and correct as of such Closing Date (and any Additional Closing Date, if applicable) and that such Selling Shareholder has complied with all agreements and satisfied all conditions required to be performed or satisfied by such Selling Shareholder hereunder at or prior to such Closing Date (and any Additional Closing Date, if applicable).

(e)           Comfort Letters. (i) On the date of this Agreement and on the Closing Date or the Additional Closing Date, as the case may be, the Underwriters shall have received, in form and substance reasonably satisfactory to the Representatives, the following letters, dated the respective dates of delivery thereof and addressed to the Underwriters, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus:

(1) from Deloitte & Touche S.p.A., a comfort letter on the accounting and financial data relating to the Company contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus, including any pro forma financial information; such comfort letter will include, inter alia, negative assurance regarding certain line items; and

(2) from Ernst & Young LLP, a comfort letter on the accounting and financial data relating to AOL Holdco II LLC contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus;

provided that the letters delivered on the Closing Date or the Additional Closing Date, as the case may be, shall use a “cut-off” date no more than two business days prior to such Closing Date or such Additional Closing Date, as the case may be.

(ii) On the date of this Agreement and on the Closing Date or the Additional Closing Date, as the case may be, the Company shall have furnished to the Representatives a certificate, dated the respective dates of delivery thereof and addressed to the Underwriters, of its chief financial officer with respect to certain financial data contained in the Pricing Disclosure Package and the Prospectus, providing “management comfort” with respect to such information, in form and substance reasonably satisfactory to the Representative.

(f)            Opinion and 10b-5 Statement of Counsel for the Company. Latham & Watkins LLP, U.S. counsel for the Company, shall have furnished to the Representatives, at the request of the Company, their written opinion and 10b-5 statement, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives.

(g)            Opinion of Italian Counsel for the Company. Latham & Watkins LLP, Italian counsel for the Company, shall have furnished to the Representatives, at the request of the Company, their written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives.

(h)            Opinion of Italian Tax Counsel for the Company. McDermott Will & Schulte Studio Legale Associato, Italian tax counsel for the Company, shall have furnished to the Representatives, at the request of the Company, their written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives.

(i)            Opinion of Counsel for the Selling Shareholders. Whalen LLP, U.S. counsel for the Selling Shareholders, shall have furnished to the Representatives, at the request of the Selling Shareholders, their written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives.

(j)            Opinion of English Counsel for the Selling Shareholders. Dentons UK and Middle East LLP, English counsel for the UK-incorporated Selling Shareholders, shall have furnished to the Representatives, at the request of the Selling Shareholders, their written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives.

(k)           Opinion of Italian Counsel for the Selling Shareholders. FIVERS STUDIO LEGALE E TRIBUTARIO, Italian counsel for the Italy-incorporated Selling Shareholders, shall have furnished to the Representatives, at the request of the Selling Shareholders, their written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives.

(l)            Opinion of Guernsey Counsel for the Selling Shareholders. Ogier (Guernsey) LLP, Guernsey counsel for the Guernsey-incorporated Selling Shareholders, shall have furnished to the Representatives, at the request of the Selling Shareholders, their written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives.

(m)            Opinion of Luxembourg Counsel for the Selling Shareholders. Arendt & Medernach SA, Luxembourg counsel for the Luxembourg-incorporated Selling Shareholders, shall have furnished to the Representatives, at the request of the Selling Shareholders, their written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives.

(n)            Opinion of Cayman Counsel for the Selling Shareholders. Maples and Calder (Cayman) LLP, Cayman counsel for the Cayman-incorporated Selling Shareholders, shall have furnished to the Representatives, at the request of the Selling Shareholders, their written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives.

(o)            Opinion and 10b-5 Statement of Counsel for the Underwriters. The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, an opinion and 10b-5 statement, addressed to the Underwriters, of Milbank LLP, counsel for the Underwriters, with respect to such matters as the Representatives may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(p)            Opinion of Italian Counsel for the Underwriters. The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, an opinion, addressed to the Underwriters, of Legance - Avvocati Associati, counsel for the Underwriters, with respect to such matters as the Representatives may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(q)            No Legal Impediment to Issuance and/or Sale. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date or the Additional Closing Date, as the case may be, prevent the issuance or sale of the Shares by the Company or the sale of the Shares by the Selling Shareholders; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date or the Additional Closing Date, as the case may be, prevent the issuance or sale of the Shares by the Company or the sale of the Shares by the Selling Shareholders.

(r)            Good Standing. The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, a company registration report (certificato di vigenza) from the Italian Business Register (Registro Imprese) as evidence of the valid existence and organization of the Company and its subsidiaries located in Italy, and satisfactory evidence of the good standing of its subsidiaries located in the United States, in each case in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdictions.

(s)            Exchange Listing. The Shares to be delivered on the Closing Date or the Additional Closing Date, as the case may be, shall have been approved for listing on the Nasdaq Market, subject to official notice of issuance.

(t)            Lock-up Agreements. The “lock-up” agreements, each substantially in the form of Exhibit D hereto, between the Representatives and certain shareholders, officers and directors of the Company, including the Selling Shareholders, relating to sales and certain other dispositions of shares of Stock or certain other securities, delivered to you on or before the date hereof, shall be full force and effect on the Closing Date or the Additional Closing Date, as the case may be.

(u)            Additional Documents. On or prior to the Closing Date or the Additional Closing Date, as the case may be, the Company and the Selling Shareholders shall have furnished to the Representatives such further certificates and documents as the Representatives may reasonably request.

All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

9.             Indemnification and Contribution.

(a)            Indemnification of the Underwriters by the Company. The Company agrees to indemnify and hold harmless each Underwriter and each Selling Shareholder, and each of their respective affiliates, directors and officers and each person, if any, who controls such Underwriter or Selling Shareholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, reasonable and documented legal fees and other reasonable and documented expenses incurred in connection with any suit, action or proceeding or any claim asserted, promptly after such fees and expenses are incurred), joint or several, that arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto), any Preliminary Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, any Written Testing-the-Waters Communication prepared or authorized by the Company, any road show as defined in Rule 433(h) under the Securities Act (a “road show”) or any Pricing Disclosure Package (including any Pricing Disclosure Package that has subsequently been amended), or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in paragraph (c) below.

The Company also agrees to indemnify and hold harmless J.P. Morgan Securities LLC, its affiliates, directors and officers and each person, if any, who controls J.P. Morgan Securities LLC within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities incurred as a result of J.P. Morgan Securities LLC’s participation as the QIU in connection with the offering of the Shares.

(b)            Indemnification of the Underwriters by the Selling Shareholders. Each of the Selling Shareholders severally and not jointly in proportion to the number of Shares to be sold by such Selling Shareholder hereunder agrees to indemnify and hold harmless each Underwriter, the Company and each of their respective affiliates, directors and officers and each person, if any, who controls such Underwriter or the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, the Prospectus (or any amendment or supplement thereto), any Preliminary Prospectus, any Issuer Free Writing Prospectus, any Written Testing-the-Waters Communication or the Pricing Disclosure Package, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in paragraph (c) below provided, however, that the Selling Shareholders shall be liable only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, the Prospectus (or any amendment or supplement thereto), any Preliminary Prospectus, any Issuer Free Writing Prospectus, any Written Testing-the-Waters Communication or the Pricing Disclosure Package in reliance upon and in conformity with the Selling Shareholder Information; and provided, further, that the liability under this subsection of the Selling Shareholders shall not exceed an amount equal to the net proceeds (after deducting underwriting commissions and discounts but before deducting expenses) actually received by the Selling Shareholders from the sale of Shares sold by them hereunder less any amounts such Selling Shareholder is obligated to pay under the contribution provisions of paragraphs (e) and (f) below (the “Selling Shareholder Proceeds”).

(c)            Indemnification of the Company and the Selling Shareholders. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each of the Selling Shareholders to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, the Prospectus (or any amendment or supplement thereto), any Preliminary Prospectus, any Issuer Free Writing Prospectus, any Written Testing-the-Waters Communication, any road show or any Pricing Disclosure Package (including any Pricing Disclosure Package that has subsequently been amended), it being understood and agreed upon that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the concession and reallowance figures appearing in the first and second sentences of the third paragraph under the caption “Underwriting (Conflict of Interest)” and the information contained in the fourteenth, fifteenth and sixteenth paragraphs under the caption “Underwriting (Conflict of Interest)” relating to stabilization transactions.

(d)            Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to the preceding paragraphs of this Section 9, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under the preceding paragraphs of this Section 9 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under the preceding paragraphs of this Section 9. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses in such proceeding and shall pay the reasonable and documented fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the reasonable and documented fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the reasonable and documented fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be paid or reimbursed as they are incurred; provided, however, that if indemnity may be sought pursuant to the second paragraph of Section 9(a) above in respect of such proceeding, then in addition to such separate firm of the Underwriters, their affiliates, directors, officers and such control persons of the Underwriters the indemnifying party shall be liable for the fees and expenses of not more than one separate firm (in addition to any local counsel) for J.P. Morgan Securities LLC in its capacity as the QIU, its affiliates, directors, officers and all persons, if any, who control J.P. Morgan Securities LLC within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act. Any such separate firm for any Underwriter, its affiliates, directors and officers and any control persons of such Underwriter shall be designated in writing by the Representatives and any such separate firm for the Company, its directors, its officers and any control persons of the Company shall be designated in writing by the Company and any such separate firm for the Selling Shareholders shall be designated in writing by the Attorneys-in-Fact or any one of them. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for reasonable and documented fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(e)            Contribution. If the indemnification provided for in paragraphs (a), (b) or (c) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders, on the one hand, and the Underwriters or J.P. Morgan Securities LLC in its capacity as the QIU, as the case may be, on the other, from the offering of the Shares or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and the Selling Shareholders, on the one hand, and the Underwriters or J.P. Morgan Securities LLC in its capacity as the QIU, as the case may be, on the other, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders, on the one hand, and the Underwriters or J.P. Morgan Securities LLC in its capacity as the QIU, as the case may be, on the other, shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company and the Selling Shareholders from the sale of the Shares and the total underwriting discounts and commissions received by the Underwriters in connection therewith, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate offering price of the Shares. The relative fault of the Company and the Selling Shareholders, on the one hand, and the Underwriters or J.P. Morgan Securities LLC in its capacity as the QIU, as the case may be, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Shareholders or by the Underwriters or J.P. Morgan Securities LLC in its capacity as the QIU, as the case may be, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(f)            Limitation on Liability. The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to paragraph (e) above were determined by pro rata allocation (even if the Selling Shareholders or the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (e) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (e) above shall be deemed to include, subject to the limitations set forth above, any reasonable and documented legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of paragraphs (e) and (f), in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the Shares exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to paragraphs (e) and (f) are several in proportion to their respective purchase obligations hereunder. Notwithstanding the foregoing provisions, the liability of each Selling Shareholder to contribute pursuant to Section 9(e) shall be limited in the aggregate to an amount equal to the Selling Shareholder Proceeds minus any amounts that the Selling Shareholder is obligated to pay under Section 9(b). The Selling Shareholder’s obligations to contribute pursuant to this Section 9 are several in proportion to the number of Shares sold by such Selling Shareholder and not joint.

(g)            Non-Exclusive Remedies. The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.

10.            Effectiveness of Agreement. This Agreement shall become effective as of the date first written above.

11.            Termination. This Agreement may be terminated in the absolute discretion of the Representatives, by notice to the Company and the Selling Shareholders, if after the execution and delivery of this Agreement and on or prior to the Closing Date or, in the case of the Option Shares, prior to the Additional Closing Date (i) trading generally shall have been suspended or materially limited on or by any of the New York Stock Exchange or The Nasdaq Stock Market; (ii) trading of any securities issued or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the reasonable judgment of the Representatives, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement, the Pricing Disclosure Package and the Prospectus.

12.            Defaulting Underwriter.

(a)            If, on the Closing Date or the Additional Closing Date, as the case may be, any Underwriter defaults on its obligation to purchase the Shares that it has agreed to purchase hereunder on such date, the non-defaulting Underwriters may in their discretion arrange for the purchase of such Shares by other persons satisfactory to the Company and the Selling Shareholders on the terms contained in this Agreement. If, within 36 hours after any such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such Shares, then the Company and the Selling Shareholders shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Underwriters to purchase such Shares on such terms. If other persons become obligated or agree to purchase the Shares of a defaulting Underwriter, either the non-defaulting Underwriters or the Company and the Selling Shareholders may postpone the Closing Date or the Additional Closing Date, as the case may be, for up to five full business days in order to effect any changes that in the opinion of counsel for the Company, counsel for the Selling Shareholders or counsel for the Underwriters may be necessary in the Registration Statement and the Prospectus or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Registration Statement and the Prospectus that effects any such changes. As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1 hereto that, pursuant to this Section 12, purchases Shares that a defaulting Underwriter agreed but failed to purchase.

(b)            If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters, the Company and the Selling Shareholders as provided in paragraph (a) above, the aggregate number of Shares that remain unpurchased on the Closing Date or the Additional Closing Date, as the case may be, does not exceed one-eleventh of the aggregate number of Shares to be purchased on such date, then the Company and the Selling Shareholders shall have the right to require each non-defaulting Underwriter to purchase the number of Shares that such Underwriter agreed to purchase hereunder on such date plus such Underwriter’s pro rata share (based on the number of Shares that such Underwriter agreed to purchase on such date) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made.

(c)            If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters, the Company and the Selling Shareholders as provided in paragraph (a) above, the aggregate number of Shares that remain unpurchased on the Closing Date or the Additional Closing Date, as the case may be, exceeds one-eleventh of the aggregate amount of Shares to be purchased on such date, or if the Company and the Selling Shareholders shall not exercise the right described in paragraph (b) above, then this Agreement or, with respect to any Additional Closing Date, the obligation of the Underwriters to purchase Shares on the Additional Closing Date, as the case may be, shall terminate without liability on the part of the non-defaulting Underwriters. Any termination of this Agreement pursuant to this Section 12 shall be without liability on the part of the Company, except that the Company and the Selling Shareholders will continue to be liable for the payment of expenses as set forth in Section 13 hereof and except that the provisions of Section 9 hereof shall not terminate and shall remain in effect.

(d)            Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company, the Selling Shareholders or any non-defaulting Underwriter for damages caused by its default.

13.            Payment of Expenses.

(a)            Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Shares and any taxes payable in that connection; (ii) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Preliminary Prospectus, any Issuer Free Writing Prospectus, any Pricing Disclosure Package and the Prospectus (including all exhibits, amendments and supplements thereto) and the distribution thereof; (iii)  the fees and expenses of the Company’s counsel and independent accountants; (iv) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Shares under the laws of such jurisdictions as the Representatives may designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the related fees and expenses of counsel for the Underwriters); (v) the cost of preparing share certificates; (vi) the costs and charges of any transfer agent and any registrar; (vii) all expenses and application fees incurred in connection with any filing with, and clearance of the offering by, FINRA (including the fees and expenses of J.P. Morgan Securities LLC acting as the QIU); (viii) all expenses incurred by the Company in connection with any “road show” presentation to potential investors; and (ix) all expenses and application fees related to the listing of the Shares on the Nasdaq Market; provided, however, that the amount payable by the Company pursuant to subsections (iv) and (vii) hereof for the reasonable fees and disbursements of counsel for the Underwriters described in such subsections, shall not exceed $100,000 in the aggregate. Except as provided in this Section 13, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make and all travel and lodging expenses of the Underwriters and their representatives and counsel, and the Underwriters and the Company shall each pay 50% of the cost of any chartered plane, jet, private aircraft, other aircraft or other transportation chartered in connection with any roadshow presentation to investors undertaken in connection with the offering.

(b)            If (i) this Agreement is terminated pursuant to Section 11, (ii) the Company or the Selling Shareholders for any reason fail to tender the Shares for delivery to the Underwriters or (iii) the Underwriters decline to purchase the Shares for any reason permitted under this Agreement, the Company agrees to reimburse the Underwriters for all reasonable and documented out-of-pocket costs and expenses (including the reasonable and documented fees and expenses of their counsel) reasonably incurred by the Underwriters in connection with this Agreement and the offering contemplated hereby.

14.            Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and any controlling persons referred to herein and the affiliates of each Underwriter referred to in Section 9 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Shares from any Underwriter shall be deemed to be a successor merely by reason of such purchase.

15.            Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company, the Selling Shareholders and the Underwriters contained in this Agreement or made by or on behalf of the Company, the Selling Shareholders or the Underwriters pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Shares and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company, the Selling Shareholders or the Underwriters or the directors, officers, controlling persons or affiliates referred to in Section 9 hereof.

16.            Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; and (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City and Milan, Italy.

17.            Compliance with USA PATRIOT Act. In accordance with the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company and the Selling Shareholders, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

18.            Miscellaneous.

(a)            Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Underwriters shall be given to the Representatives c/o Goldman Sachs International, Plumtree Court, 25 Shoe Lane, London EC4A 4AU, United Kingdom, Attention: ECM Syndicate Desk, Email: gs-EqSync-EMEA@ny.email.gs.com, c/o J.P. Morgan Securities LLC, 270 Park Avenue, New York, New York 10017, Attention: Equity Syndicate Desk, and c/o Allen & Company LLC, 711 Fifth Avenue, New York, New York 10022, United States, Attention: General Counsel, Email: pdiiorio@allenco.com. Notices to the Company shall be given to it at Via Nino, Bonnet 10, 20154 Milan, Italy Attention: Bending Spoons Legal, Email: legal@bendingspoons.com. Notices to the Selling Shareholders shall be given to the Attorneys-in-Fact at the address set forth on the cover of the Registration Statement, Attention: Chief Legal Officer, with a copy, which shall not constitute notice, to Whalen LLP, 4701 Von Karman Avenue, Suite 325, Newport Beach, California 92660.

(b)            Governing Law. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(c)            Submission to Jurisdiction. Each of the Company and the Selling Shareholders hereby submit to the exclusive jurisdiction of the U.S. federal and New York state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. Each of the Company and the Selling Shareholders waive any objection which it may now or hereafter have to the laying of venue of any such suit or proceeding in such courts. Each of the Company and the Selling Shareholders agree that final judgment in any such suit, action or proceeding brought in such court shall be conclusive and binding upon the Company and each Selling Shareholder, as applicable, and may be enforced in any court to the jurisdiction of which Company and each Selling Shareholder, as applicable, is subject by a suit upon such judgment. The Company irrevocably appoints Bending Spoons US Inc., located at 169 Madison Ave, Suite 11218, New York, New York 10016, as its authorized agent in the Borough of Manhattan in The City of New York upon which process may be served in any such suit or proceeding, and agrees that service of process upon such authorized agent, and written notice of such service to the Company by the person serving the same to the address provided in this Section 18(c), shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. The Company hereby represents and warrants that such authorized agent has accepted such appointment and has agreed to act as such authorized agent for service of process. The Company further agrees to take any and all action as may be necessary to maintain such designation and appointment of such authorized agent in full force and effect for a period of seven years from the date of this Agreement.

(d)            Judgment Currency. The Company and each Selling Shareholder agree to indemnify each Underwriter, its directors, officers, affiliates and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any loss incurred by such Underwriter as a result of any judgment or order being given or made for any amount due hereunder and such judgment or order being expressed and paid in a currency (the “judgment currency”) other than U.S. dollars and as a result of any variation as between (i) the rate of exchange at which the U.S. dollar amount is converted into the judgment currency for the purpose of such judgment or order, and (ii) the rate of exchange at which such indemnified person is able to purchase U.S. dollars with the amount of the judgment currency actually received by the indemnified person. The foregoing indemnity shall constitute a separate and independent obligation of the Company and each Selling Shareholder and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term “rate of exchange” shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, the relevant currency.

(e)            Waiver of Immunity. To the extent that the Company or any Selling Shareholder has or hereafter may acquire any immunity (sovereign or otherwise) from jurisdiction of any court of (i) Italy, or any political subdivision thereof, (ii) the United States or the State of New York, (iii) any jurisdiction in which it owns or leases property or assets or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution, set-off or otherwise) with respect to themselves or their respective property and assets or this Agreement, the Company and each Selling Shareholder hereby irrevocably waive such immunity in respect of its obligations under this Agreement to the fullest extent permitted by applicable law.

(f)            Waiver of Jury Trial. Each of the parties hereto hereby waives any right to trial by jury in any suit or proceeding arising out of or relating to this Agreement.

(g)            Recognition of the U.K. Bail-in Regime. Notwithstanding and to the exclusion of any other term of this Agreement or any other agreements, arrangements, or understanding between Goldman Sachs International (the “UK Bail-in Party”) and the other parties, each party acknowledges and accepts that a UK Bail-in Liability arising under this Agreement may be subject to the exercise of UK Bail-in Powers by the relevant UK resolution authority, and acknowledges, accepts, and agrees to be bound by:

(i) the effect of the exercise of UK Bail-in Powers by the relevant UK resolution authority in relation to any UK Bail-in Liability of the UK Bail-in Party to the other parties under this agreement, that (without limitation) may include and result in any of the following, or some combination thereof:

1.	the reduction of all, or a portion, of the UK Bail-in Liability or outstanding amounts due thereon;

2.	the conversion of all, or a portion, of the UK Bail-in Liability into shares, other securities or other obligations of the UK Bail-in Party or another person, and the issue to or conferral on the other Parties of such shares, securities or obligations;

3.	the cancellation of the UK Bail-in Liability;

4.	the amendment or alteration of any interest, if applicable, thereon, the maturity or the dates on which any payments are due, including by suspending payment for a temporary period;

(ii) the variation of the terms of this Agreement, as deemed necessary by the relevant UK resolution authority, to give effect to the exercise of UK Bail-in Powers by the relevant UK resolution authority.

As used in this Section 18(g):

“UK Bail-in Legislation” means Part I of the UK Banking Act 2009 and any other law or regulation applicable in the UK relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (otherwise than through liquidation, administration or other insolvency proceedings).

“UK Bail-in Liability” means a liability in respect of which the UK Bail-in Powers may be exercised.

“UK Bail-in Powers” means the powers under the UK Bail-In Legislation to cancel, transfer or dilute shares issued by a person that is a bank or investment firm or affiliate of a bank or investment firm, to cancel, reduce, modify or change the form of a liability of such a person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability.

(h)            MiFIR Product Governance. Solely for the purposes of the requirements of the FCA Handbook Product Intervention and Product Governance Sourcebook (the “UK MiFIR Product Governance Rules”), regarding the mutual responsibilities of manufacturers under the UK MiFIR Product Governance Rules:

(i) Goldman Sachs International (a “UK MiFIR Manufacturer”) acknowledges that it understands the responsibilities conferred upon it under the UK MiFIR Product Governance Rules, relating to each of the product approval process, the target market and the proposed distribution channels as applying to the Shares and the related information set out in the Prospectus or any amendment or supplement thereto, in connection with the Shares; and

(ii) Each of the Company and the Selling Shareholders note the application of the UK MiFIR Product Governance Rules, and acknowledge the target market and distribution channels identified as applying to the Shares by the UK MiFIR Manufacturer and the related information set out in Prospectus or any amendment or supplement thereto, in connection with the Shares.

(i)            Recognition of the U.S. Special Resolution Regimes.

(i) In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(ii) In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

As used in this Section 18(i):

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following:

(i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

(j)            Counterparts. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Executed counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. This Agreement is executed by way of exchange of correspondence.

(k)            Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

(l)            Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

[Signature Pages Follow]

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours,

BENDING SPOONS S.P.A.

By:
Name:
Title:

[SELLING SHAREHOLDERS]

By:
Name:
Title:

By:
Name:
Title:

As Attorneys-in-Fact acting on behalf of each of the Selling Shareholders named in Schedule 2 to this Agreement.

Accepted: As of the date first written above

J.P. Morgan Securities LLC

For itself and on behalf of the
several Underwriters listed
in Schedule 1 hereto.

By:
Authorized Signatory

Goldman Sachs International

For itself and on behalf of the
several Underwriters listed
in Schedule 1 hereto.

By:
Authorized Signatory

Allen & Company LLC

For itself and on behalf of the
several Underwriters listed
in Schedule 1 hereto.

By:
Authorized Signatory

Schedule 1

Underwriters	Number of Shares
Goldman Sachs International

J.P. Morgan Securities LLC

Allen & Company LLC

Wells Fargo Securities, LLC

BofA Securities, Inc.

Jefferies LLC

Evercore Group L.L.C.

BNP Paribas Securities Corp.

Mizuho Securities USA LLC

SG Americas Securities, LLC

Credit Agricole Securities (USA) Inc.

Intesa Sanpaolo S.p.A.

UniCredit Capital Markets LLC

Banca Akros S.p.A. – Gruppo Banco BPM

Total

Sch. 1-1

Schedule 2

Selling Shareholders:	Number of Underwritten Shares:	Number of Option Shares:

Sch. 2-1

Annex A

a. Pricing Disclosure Package

[To list each Issuer Free Writing Prospectus included in the Pricing Disclosure Package]

b. Pricing Information Provided Orally by Underwriters

[The public offering price per share is $[•]].

Annex A-1

Annex B

Written Testing-the-Waters Communications

Testing-the-Waters Investor Presentation, dated [April 2026]

Testing-the-Waters Investor Presentation, dated [month][year]

Annex B-1

Annex C

Bending Spoons S.p.A.

Pricing Term Sheet

[TO COME]

Annex C-1

Exhibit A

Testing the waters authorization (to be delivered by the issuer to the Representatives in email or letter form)

[TO BE COPIED FROM SCHEDULE A OF THE TTW GUIDELINES]Exhibit B

Exhibit B

Form of Waiver of Lock-up

GOLDMAN SACHS INTERNATIONAL
J.P. MORGAN SECURITIES LLC
ALLEN & COMPANY LLC

, 2026

[Name and Address of
Officer or Director
Requesting Waiver]

Dear Mr./Ms. [Name]:

This letter is being delivered to you in connection with the offering by Bending Spoons S.p.A. (the “Company”) of ______ ordinary shares of the Company and the lock-up letter dated [•], 2026 (the “Lock-up Letter”), executed by you in connection with such offering, and your request for a [waiver] [release] dated [•], 2026, with respect to [•] ordinary shares of the Company (the “Shares”).

Goldman Sachs International, J.P. Morgan Securities LLC and Allen & Company LLC hereby agree to [waive] [release] the transfer restrictions set forth in the Lock-up Letter, but only with respect to the Shares, effective [•], 2026; provided, however, that such [waiver] [release] is conditioned on the Company announcing the impending [waiver] [release] by press release through a major news service at least two business days before effectiveness of such [waiver] [release]. This letter will serve as notice to the Company of the impending [waiver] [release].

Except as expressly [waived] [released] hereby, the Lock-up Letter shall remain in full force and effect.

Yours very truly,

[Signature and name of J.P. Morgan Securities LLC Representative]

[Signature and name of Goldman Sachs International Representative]

[Signature and name of Allen & Company LLC Representative]

cc: Company

Exhibit C

Form of Press Release

Bending Spoons S.p.A.
[Date]

Bending Spoons S.p.A. (“Company”) announced today that Goldman Sachs International, J.P. Morgan Securities LLC and Allen & Company LLC, the lead book-running managers in the Company’s recent public sale of              ordinary shares, is [waiving] [releasing] a lock-up restriction with respect to ordinary shares of the Company held by [certain officers or directors] [an officer or director] of the Company. The [waiver] [release] will take effect on, 2026, and the shares may be sold on or after such date.

This press release is not an offer for sale of the securities in the United States or in any other jurisdiction where such offer is prohibited, and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the United States Securities Act of 1933, as amended.

_____________________

Exhibit D

FORM OF LOCK-UP AGREEMENT

June ___, 2026

GOLDMAN SACHS INTERNATIONAL

J.P. MORGAN SECURITIES LLC

ALLEN & COMPANY LLC

As Representatives of
the several Underwriters listed in
Schedule 1 to the Underwriting

Agreement referred to below

c/o Goldman Sachs International
Plumtree Court, 25 Shoe Lane

London EC4A 4AU

United Kingdom

c/o J.P. Morgan Securities LLC
270 Park Avenue

New York, New York 10017

U.S.A.

c/o Allen & Company LLC

711 Fifth Avenue

New York, New York 10022

U.S.A.

Re:        BENDING SPOONS S.P.A.— Lock-Up Agreement

Ladies and Gentlemen:

The undersigned understands that you, as Representatives of the several Underwriters (as defined below), propose to enter into an underwriting agreement (the “Underwriting Agreement”) with Bending Spoons S.p.A., a joint stock company (società per azioni) incorporated under the laws of the Republic of Italy (the “Company”), and the Selling Shareholders listed on Schedule 2 to the Underwriting Agreement, providing for the public offering (the “Public Offering”) by the several Underwriters named in Schedule 1 to the Underwriting Agreement (the “Underwriters”), of ordinary shares of the Company (the “Shares”) pursuant to a Registration Statement on Form F-1 (as may be amended from time to time, the “Registration Statement”) to be filed with the U.S. Securities and Exchange Commission (the “SEC”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Underwriting Agreement.

In consideration of the Underwriters’ agreement to purchase and make the Public Offering of the Shares, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of each of the Representatives on behalf of the Underwriters, the undersigned will not, and will not cause any direct or indirect affiliate (as defined in Rule 405 promulgated under the Securities Act of 1933, as amended) to, during the period beginning on the date of this lock-up agreement (this “Lock-Up Agreement”) and ending at the close of business 180 days after the date of the final prospectus relating to the Public Offering (the “Prospectus”) (such period, the “Restricted Period”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Shares or any securities convertible into or exercisable or exchangeable for Shares (including without limitation, Shares or such other securities which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the SEC and securities which may be issued upon exercise of a share option or warrant) (collectively with the Shares, the “Lock-Up Securities”), (2) enter into any hedging, swap or other agreement or transaction that transfers, in whole or in part, any of the economic consequences of ownership of the Lock-Up Securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Lock-Up Securities, in cash or otherwise, or (3) make any demand for, or exercise any right with respect to, the registration of any Lock-Up Securities, or (4) publicly disclose the intention to do any of the foregoing. The undersigned acknowledges and agrees that the foregoing precludes the undersigned from engaging in any hedging or other transactions or arrangements (including, without limitation, any short sale or the purchase or sale of, or entry into, any put or call option, or combination thereof, forward, swap or any other derivative transaction or instrument, however described or defined) designed or intended, or which could reasonably be expected to lead to or result in, a sale or disposition or transfer (whether by the undersigned or any other person) of any economic consequences of ownership, in whole or in part, directly or indirectly, of any Lock-Up Securities, whether any such transaction or arrangement (or instrument provided for thereunder) would be settled by delivery of Lock-Up Securities, in cash or otherwise. The undersigned represents and warrants that the undersigned is not, and has not caused or directed any of its affiliates to be or become, currently a party to any agreement or arrangement that provides for, is designed to or reasonably could be expected to lead to or result in any transfer of the undersigned’s Lock-Up Securities during the Restricted Period.

The foregoing shall not apply to:

(a)            any transfer of the undersigned’s Lock-Up Securities to the Underwriters pursuant to the Underwriting Agreement;

(b)            any transfer of Shares acquired by the undersigned (i) in the open market after the completion of the Public Offering or (ii) in the Public Offering, in each case if the undersigned is not a director or officer of the Company;

(c)            any transfer of the undersigned’s Lock-Up Securities as a bona fide gift or gifts, including to charitable organizations or educational institutions, or for bona fide estate planning purposes; provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein;

(d)            any transfer of the undersigned’s Lock-Up Securities to any beneficiary of the undersigned pursuant to a will, other testamentary document or intestate succession to the legal representatives, heirs or beneficiary of the undersigned; provided that the donee or donees, beneficiary or beneficiaries, heir or heirs or legal representatives thereof agree to be bound by the restrictions set forth herein;

(e)            any transfer of the undersigned’s Lock-Up Securities to any immediate family member, dependent or affiliate of the undersigned; provided that such immediate family member, dependent or affiliate agrees to be bound by the restrictions set forth herein;

(f)            any transfer of the undersigned’s Lock-Up Securities to any trust, partnership, limited liability company or other entity for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, or if the undersigned is a trust, to any beneficiary (including such beneficiary’s estate) of the undersigned; provided that the trustee of the trust or the partnership, limited liability company or other entity or beneficiary agrees to be bound by the restrictions set forth herein, and provided, further, that any such transfer shall not involve a disposition for value;

(g)            any transfer of the undersigned’s Lock-Up Securities by operation of law or pursuant to an order of a court (including a final domestic order, divorce settlement, divorce decree or separation agreement or other order) or regulatory agency or to comply with any regulations related to the undersigned’s ownership of Lock-Up Securities;

(h)            any transfer of the undersigned’s Lock-Up Securities to the Company or its affiliates upon death, disability or termination of employment, in each case, of the undersigned;

(i)            (i) the receipt by the undersigned from the Company of Shares or other securities of the Company upon the exercise, vesting or settlement of options, restricted stock awards, or other equity awards granted under a share incentive plan or other equity award plan, which plan is described in the Prospectus, the Pricing Disclosure Package or the Registration Statement, or warrants to purchase Shares or securities of the Company, insofar as such options or warrants are outstanding as of the date of the Prospectus and are disclosed in the Prospectus; or (ii) the transfer of Shares or other securities of the Company to the Company upon a vesting or settlement event of the Company’s securities or upon the exercise of options to purchase the Company’s securities on a “cashless” or “net exercise” basis to the extent permitted by the instruments representing such options (and any transfer to the Company necessary in respect of such amount needed for the payment of exercise price, taxes, including estimated taxes and withholding tax and remittance obligations, due as a result of such vesting, settlement or exercise whether by means of a “net settlement” or otherwise); provided (A) that the Shares or other securities received upon vesting, settlement or exercise of the restricted stock awards, option or other equity award are subject to this Lock-Up Agreement, and (B) that in the case of clauses (i) or (ii), any filing required under Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to be made during the Restricted Period shall include a statement to the effect that such transaction reflects the circumstances described in (i) or (ii), as the case may be;

(j)            any sale, transfer or disposition of the undersigned’s Lock-Up Securities to the Company in connection with the repurchase of Shares or other securities granted under any share incentive plan, share purchase plan or other equity award plan of the Company, or any share repurchase program, which plan or program is described in the Prospectus, the Pricing Disclosure Package or the Registration Statement;

(k)            any transfer of the undersigned’s Lock-Up Securities to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible in connection with the foregoing clauses (a) through (k) as applicable;

(l)            the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act; provided that (i) no transfers occur under such plan during the Restricted Period and (ii) to the extent a public announcement or filing under the Exchange Act, if any, is required of or voluntarily made by or on behalf of the undersigned or the Company regarding the establishment of such plan (other than general disclosure in Company reports to the effect that Company directors and officers may enter into such trading plans from time to time), such announcement or filing shall include a statement to the effect that no transfer of Lock-Up Securities may be made under such plan during the Restricted Period;

(m)            transfers, sales, tenders or other dispositions of the undersigned’s Lock-Up Securities pursuant to a bona fide third-party tender offer, exchange offer or other similar transaction for securities of the Company or other transaction, including, without limitation, a merger, consolidation or other business combination, involving a Change of Control (as defined below) of the Company that, in each case, has been approved by the Company’s board of directors and made to all holders of the Company’s share capital (including, without limitation, entering into any lock-up, voting or similar agreement pursuant to which the undersigned may agree to transfer, sell, tender or otherwise dispose of the undersigned’s Lock-Up Securities in connection with any such transaction, or vote any of the undersigned’s Lock-Up Securities in favor of any such transaction); provided that all of the undersigned’s Lock-Up Securities subject to this Lock-Up Agreement that are not so transferred, sold, tendered or otherwise disposed of remain subject to this Lock-Up Agreement;

(n)            the transfer of the undersigned’s Lock-Up Securities (i) to a corporation, partnership, limited liability company, trust or other business entity that is an affiliate (as defined in Rule 405 promulgated under the Securities Act of 1933, as amended) of the undersigned, or to any investment fund or other entity controlling, controlled by, managed by or under common control, or common investment management, with the undersigned or affiliates of the undersigned (including, for the avoidance of doubt, where the undersigned is a partnership, to its general partner or a successor partnership or fund, or any other funds managed by such partnership), or (ii) as part of a distribution, transfer or disposition without consideration by the undersigned or its affiliates (including a fund managed by the same manager or managing member or general partner or management company or by an entity controlling, controlled by, or under common control with such manager or managing member or general partner or management company as the undersigned or who shares a common investment advisor with the undersigned) to its stockholders, partners, limited partners, members, beneficiaries or other equity holders; provided, however, that in the case of (i) and (ii), it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding such Lock-Up Securities subject to the provisions of this Lock-Up Agreement and there shall be no further transfer of such Shares except in accordance with this Lock-Up Agreement, and provided, further, that any such transfer shall not involve a disposition for value;

(o)            any pledge, charge, hypothecation or other granting of a security interest in the undersigned’s Lock-Up Securities to one or more banks, financial or other lending institutions (“Lenders”) as collateral or security for or in connection with any margin loan or other loans, advances or extensions of credit entered into by the undersigned or any of its direct or indirect subsidiaries, and any transfers of such Lock-Up Securities to the applicable Lender(s) or other third parties upon or following foreclosure upon or enforcement of such Lock-Up Securities in accordance with the terms of the documentation governing any margin loan or other loan, advance or extension of credit (including, without limitation, pursuant to any agreement or arrangement existing as of the date hereof); provided that the undersigned or the Company, as the case may be, shall provide the Representatives prior written notice informing them of any public filing, report or announcement with respect to such pledge, hypothecation or other grant of a security interest; [or]

(p) any exchange, transfer, sale, reclassification or conversion of the undersigned’s Lock-Up Securities in connection with, and as contemplated by, any reorganization transactions described in the Prospectus, the Pricing Disclosure Package or the Registration Statement; provided that any Shares received in connection therewith shall be subject to the provisions of this Lock-Up Agreement; [or]

(q) [any sale or transfer of the undersigned’s Lock-Up Securities in an amount sufficient to cover any tax liabilities (including any income tax, capital gains tax or similar obligations) of the undersigned that are triggered by the consummation of the Public Offering; provided that (i) the aggregate number of Lock-Up Securities sold or transferred shall not exceed the number reasonably necessary to satisfy such tax liabilities and (ii) any remaining Lock-Up Securities shall continue to be subject to the restrictions set forth in this Lock-Up Agreement;]1 provided that in the case of any transfer or distribution pursuant to clause (b), (c) or (d), no filing under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of the undersigned’s Lock-Up Securities, shall be required during the Restricted Period nor shall a public announcement be voluntarily made by the undersigned or the transferee during the Restricted Period. For purposes of this Lock-Up Agreement, ”immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. For purposes of this Lock-Up Agreement, “Change of Control” shall mean the transfer (whether by tender offer, merger, consolidation or other similar transaction), in one transaction or a series of related transactions, to a person or group of affiliated persons, of share capital if, after such transfer, such person or group of affiliated persons would hold at least a majority of the outstanding voting securities of the Company (or the surviving entity).

[1]	To be included only in the lockups of US directors holding warrants due to certain tax liabilities applicable to their instruments in connection with the IPO.

If the undersigned is not a natural person, the undersigned represents and warrants that no single natural person, entity or “group” (within the meaning of Section 13(d)(3) of the Exchange Act), other than a natural person, entity or “group” (as described above) that has executed a Lock-Up Agreement in substantially the same form as this Lock-Up Agreement, beneficially owns, directly or indirectly, 50% or more of the common equity interests, or 50% or more of the voting power, in the undersigned.

If the undersigned is an officer or director of the Company, the undersigned further agrees that the foregoing provisions shall be equally applicable to any Company-directed Securities the undersigned may purchase in the Public Offering.

If the undersigned is an officer or director of the Company, (i) the Representatives on behalf of the Underwriters agree that, at least three business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of Lock-Up Securities, the Representatives on behalf of the Underwriters will notify the Company of the impending release or waiver, and (ii) the Company has agreed or will agree in the Underwriting Agreement to announce the impending release or waiver by press release through a major news service (or such other method approved by the Representatives that satisfies the requirements of FINRA Rule 5131(d)(2)) at least two business days before the effective date of the release or waiver. Any release or waiver granted by the Representatives on behalf of the Underwriters hereunder to any such officer or director shall only be effective two business days after the publication date of such press release. The provisions of this paragraph will not apply if (a) the release or waiver is effected solely to permit a transfer not for consideration or that is to an immediate family member as defined in FINRA Rule 5130(i)(5) and (b) the transferee has agreed in writing to be bound by the same terms described in this Lock-Up Agreement to the extent and for the duration that such terms remain in effect at the time of the transfer.

Notwithstanding anything herein to the contrary, the Restricted Period shall expire 48 hours after the date on which the Company publicly releases its results in its second quarterly earnings report following the date of the Prospectus (the “Second Earnings Release”), provided that at least 125 days have elapsed since the date of the Prospectus as of the date of such Second Earnings Release. For the avoidance of doubt, if the Second Earnings Release occurs fewer than 125 days after the date of the Prospectus, or if such earnings release is delayed, postponed or rescheduled for any reason, the Restricted Period shall not expire until 48 hours after the later of (x) the date on which the Second Earnings Release is publicly released and (y) the date that is 125 days after the date of the Prospectus.

In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned acknowledges and agrees that the Underwriters have not provided any recommendation or investment advice nor have the Underwriters solicited any action from the undersigned with respect to the Public Offering and the undersigned has consulted their own legal, accounting, financial, regulatory and tax advisors to the extent deemed appropriate. The undersigned further acknowledges and agrees that, although the Representatives may be required or choose to provide certain Regulation Best Interest and Form CRS disclosures to you in connection with the Public Offering, the Representatives and the other Underwriters are not making a recommendation to you to participate in the Public Offering, enter into this Lock-Up Agreement, or sell any Shares at the price determined in the Public Offering, and nothing set forth in such disclosures is intended to suggest that the Representatives or any other Underwriter is making such a recommendation.

This Lock-Up Agreement shall be terminated and the undersigned shall be released from its obligations hereunder upon the earlier of (i) prior to the execution of the Underwriting Agreement, if the Company or the Representatives advise in writing that they have determined not to proceed with the Public Offering, (ii) the date the Registration Statement filed with the SEC with respect to the Public Offering is withdrawn, (iii) the date on which the Underwriting Agreement is terminated prior to payment for and delivery of the Shares to be sold thereunder (other than pursuant to the Underwriters’ over-allotment option) or (iv) July 31, 2026, if the Public Offering is not completed by such date.

The undersigned understands that the Underwriters are entering into the Underwriting Agreement and proceeding with the Public Offering in reliance upon this Lock-Up Agreement.

This Lock-Up Agreement may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or www.echosign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

This Lock-Up Agreement and any claim, controversy or dispute arising under or related to this Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflict of laws principles that would result in the application of the laws of any other jurisdiction.

[Remainder of Page Intentionally Left Blank]

Very truly yours,

[NAME OF SHAREHOLDER/DIRECTOR/OFFICER]

By:
Name:
Title: